As filed with the Securities and Exchange Commission on April 23, 1998
Registration No. 2-58774
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT

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
                                            UNDER THE SECURITIES ACT OF 1933



       Pre-Effective Amendment No.               [ ]



       Post-Effective Amendment No.             [ ]

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Fidelity Court Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number  (617) 563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.
It is proposed that this filing will become effective on May 22, 1998, pursuant to Rule 488.

Spartan Municipal Income Fund
CONTENTS OF REGISTRATION STATEMENT
This Registration Statement contains the following papers and documents:

Facing Page
Contents of Registration Statement
Cross Reference Sheet
Solicitation Letters to Shareholders
Form of Proxy Card
Notice of Special Meeting
Part A - Proxy Statement and Prospectus
Part B- Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits
Fidelity Court Street Trust:
Spartan Municipal Income Fund
FORM N-14 CROSS REFERENCE SHEET
PART A

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Form N-14 Item Number and Caption                   Prospectus/Proxy Statement Caption

1. Beginning of Registration Statement and Out-     Cover Page
 side Front Cover Page of Prospectus

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
2. Beginning and Outside Back Cover Page of Pro-       Table of Contents
 spectus

3. Fee Table, Synopsis Information and Risk Factors    Synopsis; Comparison of Other Policies of the Funds;
                                                       Comparison of Principal Risk Factors; The Proposed
                                                       Transaction

4. Information About the Transactions                  Synopsis; The Proposed Transaction;

                                                       Prospectus of Spartan Municipal Income Fund dated
                                                       March 19, 1998
5. Information About the Registrant                    Synopsis; Comparison of Other Policies of the Funds;
                                                       Comparison of Principal Risk Factors; Miscellaneous;
                                                       Additional Information About Spartan Municipal
                                                       Income Fund; Prospectus of Spartan Municipal
                                                       Income Fund dated March 19, 1998; Attachment I.

6. Information About the Company Being Acquired        Cover Page; Synopsis; Comparison of Other Policies
                                                       of the Funds; Comparison of Principal Risk Factors;
                                                       Miscellaneous; Prospectuses of Fidelity Advisor
                                                       Municipal Bond Fund dated October 31, 1997 (Class
                                                       A, Class T, Class B, and Institutional Class) and
                                                       supplemented on February 4, 1998 (Class A, Class T,
                                                       and Class B) and February 12, 1998 (Institutional
                                                       Class), and dated February 28, 1998 (Initial Class).

7. Voting Information                                  Voting Information

8. Interest of Certain Persons and Experts             Not applicable

9. Additional Information Required for Reoffering      Not applicable
 by Persons Deemed to be Underwriters

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PART B
Item Number and Caption  Statement of Additional Information Caption


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
10. Cover Page                                       Cover Page

11. Table of Contents                                Table of Contents

12. Additional Information About the Registrant      Prospectus and Statement of Additional
                                                     Information of Spartan Municipal Income
                                                     Fund dated March 19, 1998

13. Additional Information About the Company Be-     Not applicable
 ing Acquired

14. Financial Statements                             Financial Statements included in the Annual
                                                     Reports of Fidelity Advisor Municipal Bond
                                                     Fund for the Fiscal Year Ended December 31,
                                                     1997; Financial Statements included in the
                                                     Annual Report of Spartan Municipal Income
                                                     Fund for the Fiscal Year Ended November 30,
                                                     1997.
                                                     Pro-Forma Financial Statements for the Fiscal
                                                     Year Ended November 30, 1997.


Part C                                               Information required to be included in Part C
                                                     is set forth under the appropriate item so
                                                     numbered in Part C of this Registration
                                                     Statement.

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IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
I am writing to ask you for your vote on an important proposal to merge Fidelity Advisor Municipal Bond Fund (FIDELITY MUNICIPAL), including Fidelity Municipal Bond Fund, into Spartan(registered trademark) Municipal Income Fund (SPARTAN MUNICIPAL). A shareholder meeting is scheduled for August 3, 1998. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.
The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.
The proposed merger would give shareholders of Fidelity Municipal the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through December 31, 2000. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.
Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (June 8, 1998). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.
Sincerely,
[signature]
Edward C. Johnson 3d
President
Important information to help you understand and vote on the proposal Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to approve a merger of Fidelity Advisor Municipal Bond Fund, including Fidelity Municipal Bond Fund (Initial Class), into Spartan Municipal Income Fund.
WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. The combined fund would have lower expenses guaranteed through December 31, 2000, and substantially similar investment policies.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are municipal bond funds that seek high current income exempt from federal income tax by investing in investment-grade municipal securities. The funds differ primarily in their investment policies regarding debt quality and the level of expenses they incur. Spartan Municipal has the ability to invest up to 5% of assets in below investment-grade securities, while Fidelity Municipal invests only in investment-grade securities.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
George Fisher currently manages both funds and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Fidelity Municipal and Spartan Municipal have similar expense structures in that each fund pays a management fee and other expenses. Fidelity Municipal offers five classes of shares including Fidelity Municipal Bond Fund, and Spartan Municipal offers one class of shares. Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse each share class of Fidelity Municipal to the extent they exceed a voluntary total operating expense cap applicable to each class. FMR has agreed to reimburse Spartan Municipal to the extent that total operating expenses exceed 0.53% of average net assets through December 31, 1999.
If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.53% of average net assets through December 31, 2000. After that date, the combined fund's expenses could increase or decrease.
The Reorganization would provide Fidelity Municipal shareholders with a fund that has lower expenses and substantially similar investment policies.
WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Fidelity Municipal approve the merger of their fund into Spartan Municipal, the combined fund's name will remain Spartan Municipal Income Fund.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
Typically, the merger of mutual funds is not a federally taxable event to shareholders of either of the funds.
WHAT WILL BE THE SIZE OF SPARTAN MUNICIPAL AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund will have over $3.2 billion in assets.
The table below shows average annual total returns for both Spartan Municipal and its Lipper peer group over the last 1, 3, and 5 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1998

                                          1 YEAR  3 YEARS  5 YEARS

Spartan Municipal Income Fund

Lipper Int. Municipal Debt Funds Average

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF SPARTAN MUNICIPAL THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Spartan Municipal that is equal in value to the net asset value of their shares of Fidelity Municipal on that date. The anticipated closing date is September 10, 1998.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (August 3, 1998), the meeting may be adjourned to permit further solicitation of proxy votes.
HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is June 8, 1998.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888 (Initial Class) or 800-522-7297 (Class A, Class B, Class T, and Institutional Class).
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.
Average annual total returns for the period ended 3/31/98 are historical and include changes in share price, reinvestment of dividends and capital gains. Share price and return will vary.
Lipper Analytical Services, Inc. is a nationally recognized organization that provides performance information for mutual funds. Each fund is classified within a universe of funds similar in investment objective. Peer group averages include the reinvestment of dividends and capital gains, if any, and exclude sales charges. Fidelity Distributors Corporation, General Distribution Agent for Fidelity Mutual Funds. 100 Summer Street, Boston, MA 02110.
Brokerage services provided by Fidelity Brokerage Services, Inc. Member NYSE, SIPC.
IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Municipal Bond Fund Shareholder:
I am writing to ask you for your vote on an important proposal to merge all classes of Fidelity Advisor Municipal Bond Fund (FIDELITY ADVISOR MUNICIPAL), into Spartan(registered trademark) Municipal Income Fund (SPARTAN MUNICIPAL). A shareholder meeting is scheduled for August 3, 1998. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.
The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders for their approval. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interests. However, the final decision is up to you.
The proposed merger would give shareholders of Fidelity Advisor Municipal the opportunity to participate in a larger fund with similar investment policies. Fidelity believes that it can achieve a higher degree of efficiency if the two funds are combined. The enclosed proxy statement includes a detailed description of the proposed merger.
The merger would not be a taxable event for shareholders (i.e., you will not have a capital gain or loss on your shares), and no sales charge will be imposed on the merger. However, as a shareholder of the combined fund, you will no longer have the ability to exchange into other funds in the Advisor product line.
Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (June 8, 1998). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call Fidelity Advisor Client Services at 1-800-522-7297. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.
Sincerely,
[signature]
Edward C. Johnson 3d
President
     [FIIS Letterhead]
IMPORTANT PROXY MATERIALS
ARE ON THE WAY TO YOUR CLIENTS RIGHT NOW!
Dear Investment Professional:
On August 3, 1998, there will be a Special Meeting of Shareholders of Fidelity Advisor Municipal Bond Fund. The only item to be voted on by shareholders is a proposal to merge Advisor Municipal Bond Fund into Spartan Municipal Income Fund.
The enclosed Proxy Statement details the proposal pertaining to this fund. A copy of the shareholder letter being mailed to all of your clients who hold shares in this fund is also enclosed. The proposed merger is part of Fidelity's restructuring of its municipal bond fund product line. We have communicated with you our restructuring efforts in October `97, January and March `98. If the merger occurs, Advisor Municipal Bond Fund will cease to exist and intermediaries will no longer receive 12b-1 fees from the fund. Shareholders of the combined fund will no longer have an exchange privilege into funds in the Advisor product line.
If you have any questions about this proxy after reading the letter or Proxy Statement, please call your Fidelity representative at 800-522-7297.
We appreciate your support, and look forward to serving you in any way we can.
Sincerely,
Kevin J. Kelly
President
This letter is intended for investment professional use only, and may not be reproduced or shown to the public in oral or written form as sales material.
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY MUNICIPAL TRUST: FIDELITY ADVISOR MUNICIPAL BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1998 at 9:00 a.m Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316201102/fund# 035
    cusip # 316203702/fund# 277
    cusip # 316203405/fund# 537
    cusip # 316203504/fund# 538
    cusip # 316203603/fund# 539

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

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
1.  To approve an Agreement and Plan of Reorganization       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    between Fidelity Advisor Municipal Bond Fund and
    Fidelity Court Street Trust: Spartan Municipal
    Income Fund, providing for the transfer of all of the
    assets of Fidelity Advisor Municipal Bond Fund to
    Spartan Municipal Income Fund in exchange solely
    for shares of beneficial interest in Spartan Municipal
    Income Fund and the assumption by Spartan
    Municipal Income Fund of Fidelity Advisor
    Municipal Bond Fund's liabilities, followed by the
    distribution of Spartan Municipal Income Fund
    shares to shareholders of each class of Fidelity
    Advisor Municipal Bond Fund in liquidation of
    Fidelity Advisor Municipal Bond Fund.

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AMUN/MUN-PXC-0698    cusip # 316201102/fund# 035
    cusip # 316203702/fund# 277
    cusip # 316203405/fund# 537
    cusip # 316203504/fund# 538
    cusip # 316203603/fund# 539

FIDELITY ADVISOR MUNICIPAL BOND FUND
A FUND OF
FIDELITY MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS...1-800-522-7297
FIDELITY MUNICIPAL BOND FUND ("INITIAL CLASS").......1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Fidelity Advisor Municipal Bond Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Municipal Bond Fund (the fund) will be held at the office of Fidelity Municipal Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on August 3, 1998, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 (1) To approve an Agreement and Plan of Reorganization between Fidelity Advisor Municipal Bond Fund and Fidelity Court Street Trust:
Spartan Municipal Income Fund, providing for the transfer of all of the assets of Fidelity Advisor Municipal Bond Fund to Spartan Municipal Income Fund in exchange solely for shares of beneficial interest in Spartan Municipal Income Fund and the assumption by Spartan Municipal Income Fund of Fidelity Advisor Municipal Bond Fund's liabilities, followed by the distribution of Spartan Municipal Income Fund shares to shareholders of each class of Fidelity Advisor Municipal Bond Fund in liquidation of Fidelity Advisor Municipal Bond Fund.
 The Board of Trustees has fixed the close of business on June 8, 1998 as the record date for the determination of the shareholders of Fidelity Advisor Municipal Bond Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER, Secretary

June 8, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION  VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

 2)    ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins,
                                      Trustee

 2)    ABC Trust                      Ann B. Collins,
                                      Trustee

 3)    Ann B. Collins, Trustee        Ann B. Collins,
                                      Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


FIDELITY ADVISOR MUNICIPAL BOND FUND
A FUND OF
FIDELITY MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS...1-800-522-7297
FIDELITY MUNICIPAL BOND FUND ("INITIAL CLASS").......1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
JUNE 8, 1998
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Advisor Municipal Bond Fund (Advisor Municipal Bond or the fund), a fund of Fidelity Municipal Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of the fund and at any adjournments thereof (the Meeting). The Meeting will be held on Monday, August 3, 1998 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Advisor Municipal Bond would transfer all of its assets to Fidelity Court Street Trust: Spartan Municipal Income Fund (Spartan Municipal Income), in exchange solely for shares of beneficial interest of Spartan Municipal Income and the assumption by Spartan Municipal Income of Advisor Municipal Bond's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the outstanding shares of Class A, Class T, Class B, Institutional Class, and Fidelity Municipal Bond Fund (Initial Class) of Advisor Municipal Bond and of Spartan Municipal Income at the time of the exchange. As provided in the Agreement, Advisor Municipal Bond will distribute shares of Spartan Municipal Income to each class of its shareholders in liquidation of Advisor Municipal Bond on September 10, 1998, or such other date as the parties may agree (the Closing Date). Shareholders of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond will receive shares of Spartan Municipal Income equal in value to the shares of Advisor Municipal Bond they are surrendering, based upon the relative net asset values of each of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond to Spartan Municipal Income, respectively, as of the Closing Date.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 Spartan Municipal Income, a municipal bond fund, is a diversified fund of Fidelity Court Street Trust, an open-end management investment company organized as a Massachusetts business trust on April 21, 1977. Spartan Municipal Income's invest-ment objective is to seek high current income exempt from federal income tax. Spartan Municipal Income seeks to achieve its investment objective by normally investing in investment-grade municipal securities.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Spartan Municipal Income that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated June 8, 1998 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is in-corporated herein by reference. This Proxy Statement is accompanied by the Prospectus (dated March 19, 1998), which offers shares of Spartan Municipal Income. The Statement of Additional Information for Spartan Municipal Income (dated March 19, 1998) is available upon request. Attachment 1 contains excerpts from the Annual Report of Spartan Municipal Income dated November 30, 1997. The Prospectus and Statement of Additional Information for Spartan Municipal Income have been filed with the SEC and are incorporated herein by reference. A Prospectus (each dated October 31, 1997 and supplemented February 4, 1998 for Class A, Class T, and Class B, and February 12, 1998 for Institutional Class) and Statement of Additional Information for Class A, Class T, Class B, and Institutional Class of Advisor Municipal Bond (supplemented February 4, 1998 for Class A, Class T, and Class B) have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Initial Class of Advisor Municipal Bond (each dated February 28, 1998) have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity Court Street Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109. Copies may also be obtained by calling Fidelity Client Services at 1-800-544-8888 (for Initial Class) or 1-800-522-7297 (for Class A, Class T, Class B, and Institutional Class).

TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information About Spartan Municipal Income Fund
Proposed Mergers of Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund into Spartan Municipal Income Fund 32 Miscellaneous
Attachment 1. Excerpts from Annual Report of Spartan Municipal Income
 Fund Dated November 30, 1997 38
Attachment 2. Pro Forma Expenses Following Other Proposed Fund
Mergers: Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund into Spartan Municipal Income Fund 43
Exhibit 1. Form of Agreement and Plan of Reorganization between
Fidelity
Advisor Municipal Bond Fund and Spartan Municipal Income Fund
PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR MUNICIPAL BOND FUND
A FUND OF
FIDELITY MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109

CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS..1-800-522-7297
FIDELITY MUNICIPAL BOND FUND ("INITIAL CLASS").....1-800-544-8888
TO BE HELD ON AUGUST 3, 1998
_________________________________
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Municipal Bond Fund (Advisor Municipal Bond or the fund) and at any adjournments thereof (the Meeting), to be held on Monday, August 3, 1998 at 9:00 a.m. Eastern Time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about June 8, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $4,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed Class A's, Class T's, Class B's, Institutional Class's, or Fidelity Municipal Bond Fund's (Initial Class's) expense cap of 2.15%, 2.25%, 2.90%, 2.00%, and 0.75%, respectively. Expenses exceeding a class's expense cap, as applicable, will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Advisor Municipal Bond may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $3,000. The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed Class A's, Class T's, Class B's, Institutional Class's or Initial Class's expense cap of 2.15%, 2.25%, 2.90%, 2.00%, and 0.75%, respectively. Expenses exceeding a class's expense cap, as applicable, will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of Spartan Municipal Income Fund (Spartan Municipal Income) and each class of Advisor Municipal Bond issued and outstanding as of February 28, 1998 are listed below:
Spartan Municipal Income  186,642,505.965

Advisor Municipal Bond:

Class A                   88,052.520

Class T                   162,576.361

Class B                   126,729.417

Institutional Class       122,188.922

Initial Class             108,835,634.903

 Shareholders of Advisor Municipal Bond of record at the close of business on June 8, 1998 will be entitled to vote at the Meeting. Approval of the Reorganization will be determined by the shareholders of each class of Advisor Municipal Bond voting in the aggregate rather than by vote of each class separately. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 As of February 28, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares. As of February 28, 1998, the Trustees, Members of the Advisory Board, and officers of Advisor Municipal Bond owned, in the aggregate, less than 1% of each class's total outstanding shares. As of February 28, 1998, the following owned of record or beneficially 5% or more of any class of Advisor Municipal Bond's outstanding shares:
 Class A of Advisor Municipal Bond: Donaldson, Lufkin & Jenrette, New York, NY (51.92%); FMR Corp., Boston, MA (13.58%); Stephens, Inc., Little Rock, AR (6.23%); Walnut Street Securities, Inc., Clayton, MO (6.08%); WRP Investments, Inc., Youngstown, OH (5.31%).
 Class T of Advisor Municipal Bond: FSC Securities Corporation, Atlanta, GA (26.52%); Secura Investments, Inc., Appleton, WI (11.58%); FMR Corp., Boston, MA (8.20%); Transamerica Financial Resources, Los Angeles, CA (6.03%); A.G. Edwards & Sons, St. Louis, MO (5.02%).
 Class B of Advisor Municipal Bond: Prudential Securities, New York, NY (20.64%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (12.83%); FMR Corp., Boston, MA (10.33%); Dain Rauscher, Inc., Minneapolis, MN (10.20%); Bank One Securities Corporation, Columbus, OH (5.37%); John Hancock Distributors, Boston, MA (5.13%).
 Institutional Class of Advisor Municipal Bond: Drovers Bank, York, PA (87.07%); FMR Corp., Boston, MA (11.53%).
 To the knowledge of Fidelity Municipal Trust and Fidelity Court Street Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of Spartan Municipal Income or of Advisor Municipal Bond or of any class of Advisor Municipal Bond on that date. It is not anticipated that any of the above shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.
VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF ADVISOR MUNICIPAL BOND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940
ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Advisor Municipal Bond and Spartan Municipal Income, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Spartan Municipal Income carefully for more complete information.
 The proposed reorganization (Reorganization) would merge Advisor Municipal Bond into Spartan Municipal Income, a municipal bond fund also managed by FMR. If the Reorganization is approved, Advisor Municipal Bond will cease to exist and current Class A, Class T, Class B, Institutional Class, and Fidelity Municipal Bond Fund (Initial Class) shareholders of the fund will become shareholders of Spartan Municipal Income instead. Approval of the Reorganization will be determined by the shareholders of each class of Advisor Municipal Bond voting in the aggregate rather than by vote of each class separately.
 Both Spartan Municipal Income and Advisor Municipal Bond seek high current income exempt from federal income tax. The funds currently have the same portfolio manager. The funds differ primarily with respect to their debt quality policies and the level of expenses they incur.
 The proposed merger is part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to consolidate its municipal bond fund product line and potentially offer lower gross operating expenses in the future by increasing the size of the combined fund.
SUMMARY OF INVESTMENT OBJECTIVES AND POLICIES
 Advisor Municipal Bond and Spartan Municipal Income have substantially similar investment objectives in that they both seek high current income exempt from federal income tax. Advisor Municipal Bond pursues its objective consistent with the preservation of capital. Each fund may invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax (AMT).
 Both funds normally invest only in investment-grade securities and are managed to have similar overall interest rate risk to the Lehman Brothers Municipal Bond Index. Advisor Municipal Bond and Spartan Municipal Income differ primarily in their debt quality policies. Spartan Municipal Income reserves the right to invest up to 5% of assets in below investment-grade securities, while Advisor Municipal Bond does not reserve the right to purchase below investment-grade securities.
EXPENSE AND LOAD STRUCTURES
 Advisor Municipal Bond and Spartan Municipal Income have similar expense structures. Each fund pays a management fee. Advisor Municipal Bond offers five classes of shares: Class A, Class T, Class B, Institutional Class and Initial Class. Spartan Municipal Income offers only one class of shares. Certain classes of Advisor Municipal Bond pay distribution fees. In addition, Spartan Municipal Income and each class of Advisor Municipal Bond pay other expenses. The sum of the management fee, the distribution fee (if applicable), and other expenses is a class's or fund's gross expenses. FMR has voluntarily agreed to reimburse the gross expenses of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond to the extent that they exceed a voluntary expense cap applicable to that class. As a result of a prior merger, FMR has agreed to limit Spartan Municipal Income's total operating expenses to 0.53% of average net assets through December 31, 1999. The funds also have different load structures.
 If the Reorganization is approved, FMR has agreed to extend Spartan Municipal Income's current expense cap of 0.53% of average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.
 The Reorganization would provide Advisor Municipal Bond shareholders with a fund that has lower expenses and substantially similar investment policies.
MANAGEMENT FEE
 The funds pay management fees at the same rate. The management fee is the same with respect to all classes of shares of Advisor Municipal Bond and Spartan Municipal Income.
DISTRIBUTION FEES
 Spartan Municipal Income and each class of Advisor Municipal Bond have adopted Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 of the Investment Company Act of 1940.
 Under the Plans, Class A, Class T, and Class B of Advisor Municipal Bond are authorized to pay Fidelity Distributors Corporation (FDC) a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class A, Class T, and Class B shares, respectively.
 Class A of Advisor Municipal Bond may pay FDC a distribution fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of Advisor Municipal Bond currently pays a distribution fee of 0.15%.
 Class T of Advisor Municipal Bond may pay FDC a distribution fee at an annual rate of 0.40% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of Advisor Municipal Bond currently pays a distribution fee of 0.25%.
 Class B of Advisor Municipal Bond may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of Advisor Municipal Bond currently pays a distribution fee of 0.65%. In addition, Class B pays FDC a monthly service fee at an annual rate of 0.25% of Class B's average net assets.
 Spartan Municipal Income and Institutional Class and Initial Class of Advisor Municipal Bond do not pay a distribution fee.
 In addition, the Plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources (not from a fund's or class's assets) to compensate financial intermediaries (including FDC) for providing distribution-related services for a class or fund, as applicable.
 If the Reorganization is approved, investment professionals will no longer receive fees on their client assets merged into Spartan Municipal Income.
TOTAL OPERATING EXPENSES AND EXPENSE REIMBURSEMENT
 In addition to management fees and distribution fees, there are also other operating expenses such as legal, audit, custody, transfer agency, dividend disbursing, and shareholder servicing expenses. Such expenses are paid by Spartan Municipal Income or each class of Advisor Municipal Bond.
 FMR has voluntarily agreed to reimburse Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond to the extent that total operating expenses, as a percentage of their respective net assets, exceed a voluntary expense cap (excluding interest, taxes, brokerage commissions and extraordinary expenses). The expense caps for Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond are 2.15%, 2.25%, 2.90%, 2.00%, and 0.75%, respectively.
 As noted above, FMR currently has agreed to reimburse Spartan Municipal Income to the extent that total operating expenses exceed 0.53% of average net assets per year through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses).
SALES LOADS
 Class A and Class T of Advisor Municipal Bond have a front-end sales load and Class B of Advisor Municipal Bond has a contingent deferred sales charge (CDSC). Spartan Municipal Income and Institutional Class and Initial Class of Advisor Municipal Bond have neither a front-end sales load nor a CDSC. Class A and Class T of Advisor Municipal Bond have a maximum sales load of 4.75% and 3.50%, respectively. On eligible purchases of Class A and Class T shares of Advisor Municipal Bond in amounts of $1 million or more, investment professionals are compensated with a finder's fee at the rate of 0.25% of the purchase amount. Any assets on which a finder's fee has been paid will bear a CDSC if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. Class B shares of Advisor Municipal Bond may, upon redemption, be assessed a CDSC which declines over six years from 5.00% to 0%. After a holding period of seven years, Class B shares of Advisor Municipal Bond will convert automatically to Class A shares of Advisor Municipal Bond.
IMPACT OF PROPOSED REORGANIZATION ON EXPENSES
 The Reorganization would provide Advisor Municipal Bond shareholders with a fund with lower expenses (see "Shareholder Transaction and Annual Fund Operating Expenses" beginning on page 9.). If the Reorganization is approved, shareholders of Advisor Municipal Bond will have the opportunity to participate in a larger fund. Increases in fund assets have the potential to result in lower total operating expenses.
 In sum, the Reorganization would provide Advisor Municipal Bond shareholders with a larger fund with a substantially similar investment objective and potentially lower gross expenses. A reduction in gross expenses resulting from growth in fund size ultimately benefits shareholders of Advisor Municipal Bond because it increases the likelihood that FMR will maintain Spartan Municipal Income's expense cap at its current level or that the expenses will fall below the fund's current expense cap level. If the Reorganization is not approved, FMR may not be willing to maintain the voluntary expense caps on Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond. Also, the combined fund's expenses would be limited to 0.53% of average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
 The Boards of Trustees believe that the Reorganization would benefit Advisor Municipal Bond shareholders and recommend that shareholders vote in favor of the Reorganization.
THE PROPOSED REORGANIZATION
 Shareholders of Advisor Municipal Bond will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Spartan Municipal Income of all of the assets of Advisor Municipal Bond in exchange solely for shares of Spartan Municipal Income and the assumption by Spartan Municipal Income of the liabilities of Advisor Municipal Bond. Advisor Municipal Bond will then distribute the shares of Spartan Municipal Income to shareholders of each class of Advisor Municipal Bond, so that each shareholder will receive the number of full and fractional shares of Spartan Municipal Income equal in value to the net asset value of the shareholder's shares of their respective class of Advisor Municipal Bond on the Closing Date (defined below). The exchange of Advisor Municipal Bond's assets for Spartan Municipal Income's shares will occur as of the close of business of the New York Stock Exchange
(NYSE) on September 10, 1998, or such other time and date as the parties may agree (the Closing Date). Shareholders of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond will receive shares of Spartan Municipal Income equal in value to the shares of Advisor Municipal Bond they are surrendering, based upon the relative net asset values of each class of Advisor Municipal Bond to Spartan Municipal Income, respectively, as of the Closing Date. Advisor Municipal Bond will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined by the shareholders of each class of Advisor Municipal Bond voting in the aggregate rather than by vote of each class separately.
 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for federal income tax purposes either to Advisor Municipal Bond or Spartan Municipal Income or to the shareholders of either fund. The rights and privileges of the former shareholders of Advisor Municipal Bond will be effectively unchanged by the Reorganization.
COMPARATIVE FEE TABLES
 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month. Each fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by each fund's monthly average net assets, and dividing by twelve. The group fee rate is based on the average net assets of all mutual funds advised by FMR. In addition to the management fee payable by the funds, each class or fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
 The following tables beginning on page 10 show (i) the shareholder transaction expenses that each shareholder of each class of Advisor Municipal Bond and that each shareholder of Spartan Municipal Income currently incurs, and the shareholder transaction expenses that shareholders of the combined fund will incur after giving effect to the Reorganization, (ii) the current fees and expenses of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond and of Spartan Municipal Income for the 12 months ended November 30, 1997, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization, including the effect of FMR's voluntary expense limitation for the combined fund of 0.53% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses), and (iii) the current fees and expenses of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond and of Spartan Municipal Income for the 12 months ended November 30, 1997, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization, excluding the effect of FMR's voluntary expense limitation for Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond and for Spartan Municipal Income. Net expenses include the effect of any applicable voluntary expense limitation and gross expenses do not include the effect of any applicable voluntary expense limitation. For more information about the funds' current fees, refer to their prospectuses.
SHAREHOLDER TRANSACTION AND ANNUAL FUND OPERATING EXPENSES
 Shareholder transaction expenses are charges that shareholders may pay when they buy or sell shares of a fund.
 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into a class's or fund's, as applicable, share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each class or fund, as applicable, and are calculated as a percentage of average net assets of each class or fund, as applicable.
CLASS A
                                    Advisor    Spartan
                                    Municipal  Municipal  Combined
                                    Bond       Income     Fund

Maximum sales charge on
purchases (as a % of offering        4.75%      none       none
price)

Maximum CDSC (as a % of the
lesser of original purchase price
or redemption proceeds)              none[A]    none       none

Annual account maintenance fee
(for accounts under $2,500)          $12.00     $12.00     $12.00

     Advisor          Spartan       Combined
     Municipal Bond   Municipal     Fund
     Net Expenses*    Income        Net Expenses
                      Net Expenses

Management fee            0.39%  0.37%  0.37%
(after reimbursement)

12b-1 fee                 0.15%  none   none

Other Expenses            1.61%  0.16%  0.16%
(after reimbursement)

TOTAL OPERATING EXPENSES  2.15%  0.53%  0.53%

     Advisor          Spartan        Combined
     Municipal Bond   Municipal      Fund
     Gross Expenses*  Income Gross   Gross Expenses
                      Expenses

Management fee            0.39%  0.39%  0.39%

12b-1 fee                 0.15%  none   none

Other Expenses            2.81%  0.16%  0.16%

TOTAL OPERATING EXPENSES  3.35%  0.55%  0.55%

* ESTIMATED
CLASS T
                                    Advisor     Spartan
                                    Municipal   Municipal  Combined
                                    Bond        Income     Fund

Maximum sales charge on
purchases (as a % of offering        3.50%       none       none
price)

Maximum CDSC (as a % of the
lesser of original purchase price
or redemption proceeds)              none[A]     none       none

Annual account maintenance fee
(for accounts under $2,500)          $12.00      $12.00     $12.00

     Advisor          Spartan       Combined
     Municipal Bond   Municipal     Fund
     Net Expenses     Income        Net Expenses
                      Net Expenses

Management fee            0.39%  0.37%  0.37%
(after reimbursement)

12b-1 fee                 0.25%  none   none

Other Expenses            0.71%  0.16%  0.16%
(after reimbursement)

TOTAL OPERATING EXPENSES  1.35%  0.53%  0.53%

     Advisor          Spartan         Combined
     Municipal Bond   Municipal       Fund
     Gross Expenses   Income          Gross Expenses
                      Gross Expenses

Management fee            0.39%  0.39%  0.39%

12b-1 fee                 0.25%  none   none

Other Expenses            0.71%  0.16%  0.16%

TOTAL OPERATING EXPENSES  1.35%  0.55%  0.55%

CLASS B
                                    Advisor     Spartan
                                    Municipal   Municipal  Combined
                                    Bond        Income     Fund

Maximum sales charge on
purchases (as a % of offering        none        none       none
price)

Maximum CDSC (as a % of the
lesser of original purchase price
or redemption proceeds)              5.00%[B]    none       none

Annual account maintenance fee
(for accounts under $2,500)          $12.00      $12.00     $12.00

     Advisor          Spartan       Combined
     Municipal Bond   Municipal     Fund
     Net Expenses     Income        Net Expenses
                      Net Expenses

Management fee               0.39%  0.37%  0.37%
(after reimbursement)

12b-1 fee (including 0.25%   0.90%  none   none
shareholder service fee)

Other Expenses               1.61%  0.16%  0.16%
(after reimbursement)

TOTAL OPERATING EXPENSES     2.90%  0.53%  0.53%

     Advisor          Spartan         Combined
     Municipal Bond   Municipal       Fund
     Gross Expenses   Income          Gross Expenses
                      Gross Expenses

Management fee               0.39%  0.39%  0.39%

12b-1 fee (including 0.25%   0.90%  none   none
shareholder service fee)

Other Expenses               2.97%  0.16%  0.16%

TOTAL OPERATING EXPENSES     4.26%  0.55%  0.55%

INSTITUTIONAL CLASS
                                    Advisor    Spartan
                                    Municipal  Municipal  Combined
                                    Bond       Income     Fund

Maximum sales charge on
purchases (as a % of offering        none       none       none
price)

Maximum CDSC (as a % of the
lesser of original purchase price
or redemption proceeds)              none       none       none

Annual account maintenance fee
(for accounts under $2,500)          $12.00     $12.00     $12.00

     Advisor          Spartan       Combined
     Municipal Bond   Municipal     Fund
     Net Expenses     Income        Net Expenses
                      Net Expenses

Management fee            0.39%  0.37%  0.37%
(after reimbursement)

12b-1 fee                 none   none   none

Other Expenses            1.61%  0.16%  0.16%
(after reimbursement)

TOTAL OPERATING EXPENSES  2.00%  0.53%  0.53%

     Advisor          Spartan         Combined
     Municipal Bond   Municipal       Fund
     Gross Expenses   Income          Gross Expenses
                      Gross Expenses

Management fee            0.39%  0.39%  0.39%

12b-1 fee                 none   none   none

Other Expenses            3.30%  0.16%  0.16%

TOTAL OPERATING EXPENSES  3.69%  0.55%  0.55%

INITIAL CLASS
                                    Advisor    Spartan
                                    Municipal  Municipal  Combined
                                    Bond       Income     Fund

Maximum sales charge on
purchases (as a % of offering        none       none       none
price)

Maximum CDSC (as a % of the
lesser of original purchase price
or redemption proceeds)              none       none       none

Annual account maintenance fee
(for accounts under $2,500)          $12.00     $12.00     $12.00

     Advisor          Spartan       Combined
     Municipal Bond   Municipal     Fund
     Net Expenses     Income        Net Expenses
                      Net Expenses

Management fee            0.39%  0.37%  0.37%
(after reimbursement)

12b-1 fee                 none   none   none

Other Expenses            0.16%  0.16%  0.16%
(after reimbursement)

TOTAL OPERATING EXPENSES  0.55%  0.53%  0.53%

     Advisor          Spartan         Combined
     Municipal Bond   Municipal       Fund
     Gross Expenses   Income          Gross Expenses
                      Gross Expenses

Management fee            0.39%  0.39%  0.39%

12b-1 fee                 none   none   none

Other Expenses            0.16%  0.16%  0.16%

TOTAL OPERATING EXPENSES  0.55%  0.55%  0.55%

[A] A CDSC OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.
[B] DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each class or fund, as applicable, under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include shareholder transaction expenses, such as the current maximum front-end sales charge on Class A shares of Advisor Municipal Bond, and a class's or fund's annual operating expenses, as applicable.
                          After 1    After 3     After 5     After 10
                          Year       Years       Years       Years

Advisor Municipal Bond:
     Class A              $68        $112        $157        $284

     Class T              $48          $76        $106       $192

     Class B                 $79[A]     $120[A]     $173[A]     $296[B]

     Institutional Class  $20          $63       $108        $233

     Initial Class        $6          $18          $31         $69

Spartan Municipal Income  $5          $17          $30         $66

Combined Fund             $5          $17          $30         $66

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER
SEVEN YEARS.
 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any class or fund, as applicable.
FORMS OF ORGANIZATION
 Advisor Municipal Bond is a diversified fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984. Spartan Municipal Income is a diversified fund of Fidelity Court Street Trust, an open-end management investment company organized as a Massachusetts business trust on April 21, 1977. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of Advisor Municipal Bond under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of each fund's Statement of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The funds have similar investment objectives and policies in that both seek high current income exempt from federal income tax by investing in investment-grade municipal securities under normal conditions. As a matter of fundamental policy, Advisor Municipal Bond seeks this objective in a manner consistent with the preservation of capital. As a matter of fundamental policy, Advisor Municipal Bond will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. As a matter of fundamental policy, Spartan Municipal Income will normally invest so that at least 80% of its income is exempt from federal income tax.
 The benchmark index for Spartan Municipal Income and Advisor Municipal Bond (including all five classes) is the Lehman Brothers Municipal Bond Index (the Index), a benchmark of investment-grade municipal bonds with maturities of one year or more. FMR manages both funds to have similar overall interest rate risk to the index. As of December 31, 1997, Advisor Municipal Bond's, Spartan Municipal Income's, and the Index's average maturities were 11.3 years, 12.5 years, and 14.0 years, respectively.
 As a matter of fundamental policy, Advisor Municipal Bond invests only in investment-grade securities. Spartan Municipal Income normally invests only in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. These policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. As of December 31, 1997, Spartan Municipal Income and Advisor Municipal Bond held less than 0.1% and 0.7% of assets, respectively, in below investment-grade securities.
 FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the AMT. As of December 31, 1997, approximately 1.42% of Advisor Municipal Bond's and 16.54% of Spartan Municipal Income's income dividends were subject to the AMT.
 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that either fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.
PERFORMANCE COMPARISONS OF THE FUNDS
 Spartan Municipal Income and Advisor Municipal Bond have experienced similar performance, as shown in the tables below. Any differential in performance can be attributed primarily to historical differences in the funds' portfolio holdings.
 The following table compares the year-by-year total returns and cumulative total returns for Spartan Municipal Income and the Initial Class of Advisor Municipal Bond for the periods indicated. As the oldest class of shares offered and the class with the largest asset base, Initial Class was chosen to represent performance. Please note that total returns are based on past results and are not an indication of future performance.

Year-by-Year Total Return (periods ended December 31)

CALENDAR YEARS                                         1993    1994    1995    1996   1997

Spartan Municipal Income                               13.11%  -7.45%  16.18%  4.94%  9.23%

Advisor Municipal Bond:                                13.17%  -8.49%  18.15%  4.12%  9.20%
  Initial Class



Cumulative Total Return (periods ended December 31, 1997)

                                                           1 Yr.  5 Yr.   10 Yr.

Spartan Municipal Income                                   9.23%  39.41%  125.69%

Advisor Municipal Bond: Initial Class                      9.20%  39.12%  123.09%


* IF FMR HAD NOT REIMBURSED CERTAIN EXPENSES, TOTAL RETURNS WOULD HAVE
BEEN LOWER.
 The following graph shows the value of a hypothetical $10,000 investment in Spartan Municipal Income and Initial Class of Advisor Municipal Bond made on December 31, 1987 through December 31, 1997, assuming all distributions are reinvested. The graph compares the cumulative total return of Spartan Municipal Income to the cumulative total return of Initial Class of Advisor Municipal Bond during this period.

Fidelity Advisor Municipal                            Spartan Municipal
Bond Fund (035)                                       Income Fund (037)



Period Ending



Dec-87                       10,000.00                10,000.00

Jan-88                       10,507.75                10,348.01

Feb-88                       10,607.78                10,478.08

Mar-88                       10,351.09                10,228.49

Apr-88                       10,386.45                10,303.35

May-88                       10,422.20                10,378.06

Jun-88                       10,619.61                10,502.24

Jul-88                       10,696.25                10,610.99

Aug-88                       10,719.82                10,659.93

Sep-88                       10,935.48                10,894.45

Oct-88                       11,180.89                11,103.82

Nov-88                       11,051.57                11,010.13

Dec-88                       11,230.32                11,222.31

Jan-89                       11,394.77                11,380.63

Feb-89                       11,276.96                11,311.78

Mar-89                       11,273.04                11,335.09

Apr-89                       11,598.36                11,700.85

May-89                       11,824.99                11,948.36

Jun-89                       11,993.73                12,064.47

Jul-89                       12,105.48                12,152.40

Aug-89                       11,997.50                12,098.48

Sep-89                       11,950.78                12,046.84

Oct-89                       12,091.82                12,172.99

Nov-89                       12,249.29                12,397.81

Dec-89                       12,304.38                12,500.89

Jan-90                       12,234.51                12,369.17

Feb-90                       12,347.75                12,531.12

Mar-90                       12,358.59                12,545.30

Apr-90                       12,196.00                12,319.63

May-90                       12,529.30                12,659.56

Jun-90                       12,661.33                12,794.76

Jul-90                       12,856.47                12,992.83

Aug-90                       12,612.61                12,857.68

Sep-90                       12,684.79                12,954.68

Oct-90                       12,836.03                13,126.87

Nov-90                       13,081.54                13,502.14

Dec-90                       13,154.66                13,560.22

Jan-91                       13,307.89                13,736.84

Feb-91                       13,377.33                13,822.82

Mar-91                       13,400.90                13,867.30

Apr-91                       13,588.11                14,057.02

May-91                       13,692.62                14,180.83

Jun-91                       13,698.38                14,181.58

Jul-91                       13,888.53                14,387.60

Aug-91                       14,063.80                14,514.70

Sep-91                       14,223.09                14,630.71

Oct-91                       14,365.18                14,768.27

Nov-91                       14,404.18                14,800.51

Dec-91                       14,721.59                14,940.20

Jan-92                       14,728.25                15,093.56

Feb-92                       14,750.15                15,124.45

Mar-92                       14,743.00                15,139.27

Apr-92                       14,890.37                15,284.03

May-92                       15,075.64                15,430.72

Jun-92                       15,346.38                15,644.69

Jul-92                       15,817.88                16,046.06

Aug-92                       15,589.98                15,832.49

Sep-92                       15,684.25                15,875.00

Oct-92                       15,363.52                15,610.68

Nov-92                       15,823.95                16,015.79

Dec-92                       16,036.06                16,189.21

Jan-93                       16,248.63                16,415.78

Feb-93                       16,910.15                17,019.92

Mar-93                       16,683.18                16,896.62

Apr-93                       16,875.47                17,057.34

May-93                       16,975.54                17,156.34

Jun-93                       17,285.21                17,408.81

Jul-93                       17,249.41                17,414.86

Aug-93                       17,702.66                17,793.27

Sep-93                       17,919.43                18,050.60

Oct-93                       17,920.59                18,069.61

Nov-93                       17,701.23                17,924.16

Dec-93                       18,148.19                18,311.67

Jan-94                       18,375.12                18,513.06

Feb-94                       17,819.94                18,041.46

Mar-94                       16,911.94                17,206.71

Apr-94                       16,991.26                17,296.10

May-94                       17,159.31                17,403.90

Jun-94                       17,024.57                17,305.40

Jul-94                       17,386.14                17,631.99

Aug-94                       17,425.41                17,696.03

Sep-94                       17,050.60                17,433.14

Oct-94                       16,612.37                17,069.00

Nov-94                       16,146.08                16,536.45

Dec-94                       16,607.47                16,947.58

Jan-95                       17,163.91                17,525.32

Feb-95                       17,735.94                18,032.50

Mar-95                       17,932.25                18,079.75

Apr-95                       17,920.28                18,088.80

May-95                       18,505.24                18,652.98

Jun-95                       18,328.26                18,365.91

Jul-95                       18,477.31                18,498.85

Aug-95                       18,718.99                18,725.38

Sep-95                       18,841.23                18,869.86

Oct-95                       19,106.10                19,141.22

Nov-95                       19,440.11                19,503.96

Dec-95                       19,622.16                19,689.54

Jan-96                       19,773.53                19,852.59

Feb-96                       19,636.73                19,770.24

Mar-96                       19,383.17                19,516.99

Apr-96                       19,296.31                19,437.56

May-96                       19,284.54                19,442.71

Jun-96                       19,463.41                19,672.69

Jul-96                       19,641.60                19,857.91

Aug-96                       19,622.84                19,862.96

Sep-96                       19,874.31                20,096.01

Oct-96                       20,133.56                20,332.88

Nov-96                       20,515.47                20,749.84

Dec-96                       20,429.99                20,663.11

Jan-97                       20,490.16                20,683.25

Feb-97                       20,667.01                20,862.51

Mar-97                       20,400.35                20,592.26

Apr-97                       20,535.30                20,762.80

May-97                       20,826.19                21,056.59

Jun-97                       21,063.66                21,314.55

Jul-97                       21,687.79                21,921.07

Aug-97                       21,441.62                21,698.26

Sep-97                       21,706.79                21,958.91

Oct-97                       21,846.95                22,084.17

Nov-97                       21,957.54                22,206.25

Dec-97                       22,308.96                22,569.42



COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Advisor Municipal Bond and Spartan Municipal Income have similar diversification policies. Each fund is a diversified fund. As a matter of fundamental policy, each fund, with respect to 75% of total assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
 OTHER INVESTMENT POLICIES. Each fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
 FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. However, each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. Each fund may also enter into when-issued and forward purchase or sale transactions, invest in asset-backed securities, variable and floating rate securities, municipal lease obligations, securities with put features, private entity securities, and illiquid and restricted securities. Both funds have identical investment policies regarding issuing senior securities, underwriting, concentration, real estate, commodities, and securities lending.
 As stated above, for more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF SPARTAN MUNICIPAL INCOME FOLLOWING THE REORGANIZATION
 FMR does not expect Spartan Municipal Income to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Spartan Municipal Income in their current capacities. George Fischer, who is currently the portfolio manager of Spartan Municipal Income and Advisor Municipal Bond, is expected to continue to be responsible for portfolio management of the surviving fund after the Reorganization.
 All of the current investments of Advisor Municipal Bond are permissible investments for Spartan Municipal Income. However, if the Reorganization is approved, portfolio adjustments may be required to more closely align the funds' portfolios. Transaction costs associated with such adjustments due to the Reorganization that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Spartan Municipal Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization" on page 27. PURCHASES AND REDEMPTIONS
 Except for the differences in sales charges across classes of Advisor Municipal Bond, the purchase policies for both funds are substantially similar. The redemption policies for both funds are also similar, with the exception of Class B of Advisor Municipal Bond. Shareholders of Class B of Advisor Municipal Bond may, upon redemption, be assessed a CDSC which declines over six years from 5.00% to 0%. For Advisor Municipal Bond Class A or Class T purchases in the amount of $1 million or more, investment professionals will be compensated with a finder's fee at the rate of 0.25% of the purchase amount. Any assets on which a finder's fee was paid will bear a CDSC of 0.25% of the purchase amount if they do not remain in Class A or Class T shares of Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund, for a period of at least one uninterrupted year. For more information about the CDSC of Class B, Class A, or Class T, refer to the classes' prospectus.
 Class A, Class T, Class B, and Institutional Class of Advisor Municipal Bond do not offer checkwriting, while Spartan Municipal Income and Initial Class of Advisor Municipal Bond offer checkwriting. For Spartan Municipal Income, the minimum amount for a check is $1,000. For Initial Class of Advisor Municipal Bond, the minimum amount for a check is $500. If the Reorganization is approved, existing shareholders of Initial Class of Advisor Municipal Bond will maintain their current minimum amount for a check of $500.
 Class A, Class T, Class B, and Institutional Class of Advisor Municipal Bond currently require a minimum balance of $1,000, Initial Class of Advisor Municipal Bond requires a minimum balance of $2,000, and all classes of Advisor Municipal Bond require a minimum additional investment of $250. Spartan Municipal Income requires a minimum balance of $5,000 and a minimum additional investment of $1,000. If the Reorganization is approved, existing shareholders of each class of Advisor Municipal Bond will maintain their current minimum balance and additional investment requirements.
 The price to buy one share of Class A or Class T of Advisor Municipal Bond is the class's offering price or the class's net asset value per share (NAV), depending on whether you pay a front-end sales charge. The price to buy one share of Class B, Institutional Class, or Initial Class of Advisor Municipal Bond is the class's NAV. Your shares are purchased at the next NAV or offering price, as applicable, calculated after your order is received in proper form. Each class's offering price or NAV, as applicable, is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each class's Prospectus for more information regarding how to buy shares.
 The price to buy one share of Spartan Municipal Income is the fund's NAV. Your shares are purchased at the next NAV, calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to the fund's Prospectus for more information regarding how to buy shares.
 The price to sell one share of each class of Advisor Municipal Bond is the class's NAV, minus any applicable CDSC. Your shares will be sold at the next NAV, minus any applicable CDSC, calculated after your order is received in proper form, normally each business day at 4:00 p.m. Eastern time.
 For Class A, Class T, Class B, and Institutional Class of Advisor Municipal Bond, it is the responsibility of your investment professional to transmit your order to buy or sell shares to Fidelity before the close of business on the day you place your order.
 The price to sell one share of Spartan Municipal Income is the fund's NAV. Your shares will be sold at the next NAV calculated after your order is received in proper form, normally each business day at 4:00 p.m. Eastern time.
 Effective November 1, 1997, Class A, Class T, Class B, and Institutional Class of Advisor Municipal Bond were closed to all investments, except for investments through the Fidelity sponsored TARGETS Program, which were allowed through December 31, 1997. Initial Class of Advisor Municipal Bond is closed to new accounts but open to additional purchases by existing shareholders. Shareholders of each class of Advisor Municipal Bond may redeem shares through the Closing Date. If the Reorganization is approved, the combined fund will retain the purchase and redemption policies of Spartan Municipal Income after the Reorganization.
EXCHANGES
 The exchange privileges currently offered by Spartan Municipal Income and each class of Advisor Municipal Bond are different. Class A and Class T shares of Advisor Municipal Bond may be exchanged for the same class of shares of other Fidelity Advisor funds or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund. If Class T shares of Advisor Municipal Bond were purchased through certain investment professionals that have signed an agreement with FDC, those shareholders also have the privilege of exchanging Class T shares for shares of Fidelity Capital Appreciation Fund. Class B shares of Advisor Municipal Bond may be exchanged for Class B shares of other Fidelity Advisor funds or Advisor B Class shares of Treasury Fund. Institutional Class shares of Advisor Municipal Bond may be exchanged for Institutional Class shares of other Fidelity Advisor funds or shares of other Fidelity funds. For Initial Class of Advisor Municipal Bond, shareholders may exchange their shares for Institutional Class shares of Advisor Municipal Bond or shares of any other Fidelity fund. Spartan Municipal Income shareholders may exchange their shares for shares of any other Fidelity fund. Shareholders of each class of Advisor Municipal Bond and shareholders of Spartan Municipal Income may exchange only into a class or fund, as applicable, that is available for sale in the shareholder's state. Exchanges out of a fund are limited to four per calendar year. Neither fund currently imposes a redemption fee. For purchases of (i) Advisor Municipal Bond Class A shares in the amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in the amounts of $25 million or more, or (iii) Class T shares in the amount of $1 million or more, investment professionals will be compensated with a finder's fee at the rate of 0.25% of the purchase amount. Any assets on which a finder's fee was paid will bear a CDSC if they do not remain in Class A or Class T shares of Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund, for a period of at least one uninterrupted year. When exchanging Class B shares of Advisor Municipal Bond for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect at the time of original purchase. If the Reorganization is approved, the combined fund will retain Spartan Municipal Income's exchange privilege after the Reorganization, and shareholders of Class A, Class T, Class B, and Institutional Class will no longer have the ability to exchange their shares for shares of another Advisor fund.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Each class of Advisor Municipal Bond normally distributes capital gains in February and December. Spartan Municipal Income normally distributes capital gains in January and December. On or before the Closing Date, Advisor Municipal Bond may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.
 Advisor Municipal Bond will be required to recognize gain or loss on
Section 1256 contracts held by the individual fund on the last day of its taxable year which is December 31. If the Reorganization is approved, gains or losses of Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized by the funds or their shareholders as a result of the Reorganziation. Please see the section entitled "Federal Income Tax Considerations" for more information.
 As of December 31, 1997, Advisor Municipal Bond had a capital loss carryforward for federal income tax purposes of approximately $8,535,000. As of November 30, 1997, Spartan Municipal Income had a capital loss carryforward for federal income tax purposes of approximately $15,508,000. Under current federal income tax law, Spartan Municipal Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforward transferred by Advisor Municipal Bond at the time of the Reorganization ("capital loss carryforward"). There is no assurance that Spartan Municipal Income will be able to realize sufficient capital gains to use the capital loss carryforward before it expires. The capital loss carryforward attributable to Advisor Municipal Bond will expire on November 30, 2002. The capital loss carryforward attributable to Spartan Municipal Income will expire between November 30, 2000 and November 30, 2002.
COMPARISON OF PRINCIPAL RISK FACTORS
 Each fund is subject to the risks normally associated with bond funds. As described more fully above, the funds have similar investment objectives, policies, and permissible investments. The principal risk factor associated with the funds is set forth below.
 INVESTMENT STRATEGY. Advisor Municipal Bond, as a matter of fundamental policy, invests in only investment-grade municipal securities. Spartan Municipal Income currently intends to invest only in investment-grade securities but has the ability to invest up to 5% of its assets in below investment-grade securities. Although below investment-grade securities may provide the potential for significant price appreciation, it is important to note that they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness or that such securities may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic activity.
THE PROPOSED TRANSACTION
1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ADVISOR MUNICIPAL BOND AND SPARTAN MUNICIPAL INCOME.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Spartan Municipal Income acquiring as of the Closing Date all of the assets of Advisor Municipal Bond in exchange solely for shares of Spartan Municipal Income based on the net asset value attributable to Class A, Class T, Class B, Institutional Class, and Fidelity Municipal Bond Fund (Initial Class) of Advisor Municipal Bond and the assumption by Spartan Municipal Income of Advisor Municipal Bond's liabilities; and (b) the distribution of shares of Spartan Municipal Income to shareholders of each class of Advisor Municipal Bond as provided for in the Agreement.
 The assets of Advisor Municipal Bond to be acquired by Spartan Municipal Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Advisor Municipal Bond, and any deferred or prepaid expenses shown as an asset on the books of Advisor Municipal Bond on the Closing Date. Spartan Municipal Income will assume from Advisor Municipal Bond all liabilities, debts, obligations, and duties of Advisor Municipal Bond of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Advisor Municipal Bond will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Spartan Municipal Income also will deliver to Advisor Municipal Bond the number of full and fractional shares of Spartan Municipal Income having a net asset value equal to the value of the net assets of each class of Advisor Municipal Bond less the liabilities of Advisor Municipal Bond as of the Closing Date.
 The value of Advisor Municipal Bond's assets to be acquired by Spartan Municipal Income and the amount of its liabilities to be assumed by Spartan Municipal Income will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in the then-current or last effective Prospectus and Statement of Additional Information of each class of Advisor Municipal Bond. The net asset value of a share of Spartan Municipal Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Advisor Municipal Bond will distribute to its shareholders of record the shares of Spartan Municipal Income it received, so that shareholders of each class of Advisor Municipal Bond will receive the number of full and fractional shares of Spartan Municipal Income equal in value to the net asset value of shares of each class of Advisor Municipal Bond held by such shareholder on the Closing Date; Advisor Municipal Bond will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Spartan Municipal Income in the names of the Advisor Municipal Bond shareholders and by transferring thereto shares of Spartan Municipal Income. Shareholders of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond will receive shares of Spartan Municipal Income equal in value to the shares of Advisor Municipal Bond they are surrendering, based upon the relative net asset values of each of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond to Spartan Municipal Income, respectively, as of the Closing Date. Each Advisor Municipal Bond shareholder's account shall be credited with the respective number of full and fractional shares (rounded to the third decimal place) of Spartan Municipal Income due that shareholder. Spartan Municipal Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Advisor Municipal Bond Class A, Class T, Class B, Institutional Class and Initial Class shareholder will own shares of Spartan Municipal Income equal to the net asset value of that shareholder's shares of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond immediately prior to the Reorganization. The net asset value per share of Spartan Municipal Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Spartan Municipal Income in a name other than that of the registered holder of the shares on the books of Advisor Municipal Bond as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Advisor Municipal Bond is and will continue to be its responsibility up to and including the Closing Date and such later date on which Advisor Municipal Bond is liquidated.
 Advisor Municipal Bond will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided that these expenses do not exceed a class's expense cap, if applicable. Any merger-related costs that may be attributable to Spartan Municipal Income will be borne by Spartan Municipal Income, provided that they do not exceed the fund's expense cap. Expenses exceeding a class's or fund's expense cap, as applicable, will be borne by FMR. However, there may be some transaction costs associated with portfolio adjustments to Advisor Municipal Bond and Spartan Municipal Income due to the Reorganization prior to the Closing Date that will be borne by Advisor Municipal Bond and Spartan Municipal Income, respectively. Any transaction costs associated with portfolio adjustments to Advisor Municipal Bond and Spartan Municipal Income due to the Reorganization that occur after the Closing Date will be borne by Spartan Municipal Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the meeting.
REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1)  the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4)  the costs to be incurred by each fund as a result of the
Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of duplicative funds;
 (8)  the impact of changes to the municipal bond product line on the
funds    and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on February 19, 1998. In recommending the Reorganization, FMR also advised the Boards that the funds have similar investment objectives, policies, and permissible investments. In particular, FMR informed the Boards that the funds differed primarily with respect to sales load structures, the level of expenses they incur, and debt quality policies.
 The Boards considered that former shareholders of Advisor Municipal Bond will receive shares of Spartan Municipal Income equal to the value of their Class A, Class T, Class B, Institutional Class, or Initial Class shares of Advisor Municipal Bond. In addition, the funds have received an opinion of counsel that, except with respect to
Section 1256 contracts, the Reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to Advisor Municipal Bond or Spartan Municipal Income or to the shareholders of either fund.
 Furthermore, on February 19, 1998, the Boards considered that the proposed Reorganization would provide shareholders of Advisor Municipal Bond with a fund with lower expenses and substantially similar investment policies. The Boards also considered that the risk of the small asset levels of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond could eventually lead to higher expenses through an increase in the voluntary expense caps. The Boards considered FMR's representation to the Boards that if the Reorganization is approved, FMR would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 2000. The Boards were also informed that existing shareholders of Advisor Municipal Bond will maintain their current minimum balance requirements (currently $1,000 for Class A, Class T, Class B and Institutional Class, and $2,000 for Initial Class) and will not be subject to Spartan Municipal Income's higher minimum balance requirement of $5,000. FMR also informed the Boards that any expenses associated with the Reorganization, including professional fees, and any additional merger-related costs directly attributable to Advisor Municipal Bond would be borne by Advisor Municipal Bond, provided that they do not exceed each class's expense cap, if applicable. The Boards were informed that any merger-related costs, including professional fees, directly attributable to Spartan Municipal Income would be borne by Spartan Municipal Income, provided that they do not exceed the fund's expense cap.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds or classes with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies and potentially reducing gross expense ratios. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Court Street Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Spartan Municipal Income is one of four funds of the trust. Each share of Spartan Municipal Income represents an equal proportionate interest with each other share of the fund, and each such share of Spartan Municipal Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Spartan Municipal Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Advisor Municipal Bond's assets for Spartan Municipal Income's shares, the assumption of the liabilities of Advisor Municipal Bond by Spartan Municipal Income, and the distribution of Spartan Municipal Income shares to shareholders of each class of Advisor Municipal Bond is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Advisor Municipal Bond and Spartan Municipal Income, substantially to the effect that:
 (i) The acquisition by Spartan Municipal Income of all of the assets of Advisor Municipal Bond solely in exchange for Spartan Municipal Income shares and the assumption by Spartan Municipal Income of Advisor Municipal Bond's liabilities, followed by the distribution by Advisor Municipal Bond of Spartan Municipal Income shares to shareholders of each class of Advisor Municipal Bond pursuant to the liquidation of Advisor Municipal Bond and constructively in exchange for their Advisor Municipal Bond shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Advisor Municipal Bond and Spartan Municipal Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Advisor Municipal Bond upon the transfer of all of its assets to Spartan Municipal Income in exchange solely for Spartan Municipal Income shares and Spartan Municipal Income's assumption of Advisor Municipal Bond's liabilities, followed by Advisor Municipal Bond's subsequent distribution of those shares to shareholders of each class in liquidation of Advisor Municipal Bond;
 (iii) No gain or loss will be recognized by Spartan Municipal Income upon the receipt of the assets of Advisor Municipal Bond in exchange solely for Spartan Municipal Income shares and its assumption of Advisor Municipal Bond's liabilities;
 (iv) The shareholders of each class of Advisor Municipal Bond will recognize no gain or loss upon the exchange of their Advisor Municipal Bond shares solely for Spartan Municipal Income shares;
 (v) The basis of Advisor Municipal Bond's assets in the hands of Spartan Municipal Income will be the same as the basis of those assets in the hands of Advisor Municipal Bond immediately prior to the Reorganization, and the holding period of those assets in the hands of Spartan Municipal Income will include the holding period of those assets in the hands of Advisor Municipal Bond;
 (vi) The basis of Advisor Municipal Bond shareholders in Spartan Municipal Income shares will be the same as their basis in shares of each class of Advisor Municipal Bond to be surrendered in exchange therefor; and
 (vii) The holding period of the Spartan Municipal Income shares to be received by the Advisor Municipal Bond shareholders will include the period during which the shares of each class of Advisor Municipal Bond to be surrendered in exchange therefor were held, provided such Advisor Municipal Bond shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Advisor Municipal Bond should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates to only the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of Spartan Municipal Income and of each class of Advisor Municipal Bond as of November 30, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets         Net Asset   Shares
                                            Value Per    Outstanding
                                            Share

Advisor Municipal Bond:
Class A                   $  737,805         $   8.42    87,672

Class T                   $  7,007,720       $   8.41    833,240

Class B                   $  2,134,267       $   8.41    253,715

Institutional Class       $  1,208,176       $   8.41    143,650

Initial Class             $  924,769,426     $   8.42    109,880,310

Spartan Municipal Income  $  2,319,826,504   $ 12.61     183,940,016

Pro Forma Combined Fund   $  3,255,683,898   $ 12.61     258,155,511

CONCLUSION
 The Agreement and the transactions provided for therein were approved by the Boards at a meeting held on February 19, 1998. The Boards of Trustees of Fidelity Municipal Trust and Fidelity Court Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Advisor Municipal Bond and Spartan Municipal Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Advisor Municipal Bond will continue to engage in business as a fund of a registered investment company and FMR and the Board of Fidelity Municipal Trust will consider other proposals concerning the fund, including possible increase or removal of the voluntary expense caps and proposals for the reorganization or liquidation of the fund.
ADDITIONAL INFORMATION ABOUT SPARTAN MUNICIPAL INCOME
 Spartan Municipal Income's Prospectus dated March 19, 1998, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Spartan Municipal Income's financial highlights for the fiscal year ended November 30, 1997, as shown on the following page:
SPARTAN MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended November 30 1997      1996      1995      1994A     1993      1992      1991      1990      1989      1988

Net asset value,        $ 12.430  $ 12.300  $ 11.040  $ 13.230  $ 12.720  $ 12.690  $ 12.610  $ 12.800  $ 12.210  $ 11.750
beginning of period

Income from Investment  .607      .648B     .677      .755      .764      .811      .845      .857      .893      .901
Operations
 Net interest income

 Net realized and       .235      .109      1.260     (1.690)   .700      .190      .310      .200      .600      .460
 unrealized gain (loss)

 Total from investment   .842      .757      1.937     (.935)    1.464     1.001     1.155     1.057     1.493     1.361
 operations

Less Distributions       (.632)B   (.623)    (.677)    (.755)    (.764)    (.811)    (.845)    (.857)    (.893)    (.901)
 From net interest income

 From net realized gain  (.030)    (.004)    --        (.500)    (.190)    (.160)    (.230)    (.390)    (.010)    --

 Total distributions     (.662)    (.627)    (.677)    (1.255)   (.954)    (.971)    (1.075)   (1.247)   (.903)    (.901)

Net asset value,        12.610    $12.430   12.300    11.040    13.230    12.720    12.690    12.610    12.800    12.210
end of period

Total return             7.02%     6.39%     17.95%    (7.74)%   11.92%    8.21%     9.62%     8.91%     12.60%    11.93%

Net assets, end of
period                  $ 2,320   $ 1,837   $ 1,801   $ 1,693   $ 2,128   $ 2,075   $ 1,997   $ 1,784   $ 1,738   $ 1,574
(In millions)

Ratio of expenses to     .55%      .56%      .57%      .56%      .56%      .57%      .56%      .57%      .58%      .60%
average net assets

Ratio of net interest
income                   4.92%     5.32%     5.69%     6.21%     5.85%     6.40%     6.72%     6.96%     7.10%     7.48%
to average net assets

Portfolio turnover rate  31%C      53%       50%       48%       53%       47%       44%       58%       71%       47%


A EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. B NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
C THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
PROPOSED MERGERS OF SPARTAN AGGRESSIVE MUNICIPAL FUNDAND SPARTAN INSURED MUNICIPAL INCOME FUNDINTO SPARTAN MUNICIPAL INCOME
 On January 15, 1998, the Boards of Trustees of Fidelity Municipal Trust and Fidelity Court Street Trust approved presenting to shareholders of Spartan Aggressive Municipal Fund (Spartan Aggressive) and Spartan Insured Municipal Income Fund (Spartan Insured) a proposal to merge each fund into Spartan Municipal Income (the Spartan Aggressive and Spartan Insured Reorganizations, respectively). If the Spartan Aggressive and Spartan Insured Reorganizations are approved by shareholders of each fund the assets of Spartan Aggressive and Spartan Insured (approximately $968 million and $338 million, respectively, as of January 31, 1998) would be transferred to Spartan Municipal Income on or about August 20, 1998 and August 27, 1998, respectively, or such other date as the parties may agree. The following provides additional information concerning the Spartan Aggressive and Spartan Insured Reorganizations. Attachment 2 provides additional expense information concerning the Spartan Aggressive and Spartan Insured Reorganizations. VOTING INFORMATION
The following supplements information concerning beneficial ownership found in the "Voting Information" section:
 As of February 28, 1998, the Trustees, Members of the Advisory Board, and officers of Spartan Aggressive and Spartan Insured owned, in the aggregate, less than 1% of each fund's total outstanding shares. If the Spartan Aggressive Reorganization, the Spartan Insured Reorganization, or both reorganizations were approved and either or both of Spartan Aggressive and Spartan Insured merged into Spartan Municipal Income prior to February 28, 1998, no shareholders would have owned of record or beneficially 5% or more of the outstanding shares of Spartan Municipal Income on that date.
EXPENSE AND LOAD STRUCTURES, TOTAL OPERATING EXPENSES AND EXPENSE
REIMBURSEMENT
 The following supplements information found in the "Expense and Load Structures" and "Total Operating Expenses and Expense Reimbursement" sections:
 Currently, FMR has agreed to reimburse Spartan Municipal Income to the extent that total operating expenses exceed 0.53% of average net assets per year through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). If either of the Spartan Aggressive or Spartan Insured Reorganizations is approved by shareholders and either fund was merged into Spartan Municipal Income, FMR has agreed to extend Spartan Municipal Income's current expense cap of 0.53% of average net assets through December 31, 2000. SHAREHOLDER TRANSACTION AND ANNUAL FUND OPERATING EXPENSES
 The following supplements information found in the "Shareholder Transaction and Annual Fund Operating Expenses" section:
 Attachment 2 provides additional expense information assuming the completion of the of Spartan Aggressive and Spartan Insured Reorganizations, both of which would be completed prior to the Reorganization.
INVESTMENT OBJECTIVES AND POLICIES
 If either of the Spartan Aggressive or Spartan Insured Reorganizations is approved by shareholders, Spartan Municipal Income's average maturity, percentage of holdings in below investment-grade securities, percentage of holdings in insured securities, and percentage of the fund's income dividends subject to the AMT may change. To estimate the fund's portfolio characteristics on the closing date, the following table presents information for each fund as of December 31, 1997. The information found in the "Investment Objectives and Policies" section is supplemented as follows:

                                                Below                   Income
                          Net       Average     Investment              Dividends
                          Assets    Portfolio   -Grade      Insured     Subject to
AS OF DECEMBER 31, 1997   ($mm)     Maturity    Securities  Securities  AMT

Spartan Aggressive        $954.6    13.9 yrs    3.3%        36.3%       13.04%

Spartan Insured           $331.4    13.3 yrs    0.0%        81.6%       3.05%

Advisor Municipal Bond    $942.6    11.3 yrs    0.7%        45.0%       1.42%

Spartan Municipal Income  $2,347.1  12.5 yrs    0.1%        40.4%       16.54%


PERFORMANCE COMPARISONS OF THE FUNDS
 If the Spartan Aggressive and Spartan Insured Reorganizations are approved by shareholders, the funds will be merged into Spartan Municipal Income on their respective closing dates. The following table compares the funds' year-by-year total returns and cumulative total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.
Year-By-Year Total Returns (periods ended December 31)

CALENDAR YEARS      1993    1994    1995    1996   1997

Spartan Aggressive  13.63%  -5.82%  14.89%  3.56%  10.29
                                                   %

Spartan Insured     13.85%  -7.73%  18.67%  3.68%  9.54%

Cumulative Total Returns (periods ended December 31, 1997)

                    1 year  3 years  5 years

Spartan Aggressive  10.29%  31.22%   40.43%

Spartan Insured     9.54%   34.78%   41.59%

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS
 The following information would replace similar information found in the "Federal Income Tax Consequences of the Reorganization" section:
IF THE SPARTAN AGGRESSIVE, SPARTAN INSURED, AND ADVISOR MUNICIPAL BOND MERGERS ARE APPROVED:
 "As of December 31, 1997, Advisor Municipal Bond, Spartan Aggressive, and Spartan Insured had capital loss carryforwards for federal income tax purposes of approximately $8,535,000, $14,750,000, and $0, respectively. As of November 30, 1997, Spartan Municipal Income had a capital loss carryforward for federal income tax purposes of approximately $15,508,000. Under current federal income tax law, Spartan Municipal Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Advisor Municipal Bond, Spartan Aggressive, and Spartan Insured at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Spartan Municipal Income will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Advisor Municipal Bond will expire on November 30, 2002. The capital loss carryforward attributable to Spartan Municipal Income will expire between November 30, 2000 and November 30, 2002. The capital loss carryforward attributable to Spartan Aggressive will expire between November 30, 2002 and November 30, 2003."
IF THE SPARTAN AGGRESSIVE AND ADVISOR MUNICIPAL BOND MERGERS ARE
APPROVED:
 "As of December 31, 1997, Advisor Municipal Bond and Spartan Aggressive had capital loss carryforwards for federal income tax purposes of approximately $8,535,000 and $14,750,000, respectively. As of November 30, 1997, Spartan Municipal Income had a capital loss carryforward for federal income tax purposes of approximately $15,508,000. Under current federal income tax law, Spartan Municipal Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Advisor Municipal Bond and Spartan Aggressive at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Spartan Municipal Income will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Advisor Municipal Bond will expire on November 30, 2002. The capital loss carryforward attributable to Spartan Municipal Income will expire between November 30, 2000 and November 30, 2002. The capital loss carryforward attributable to Spartan Aggressive will expire between November 30, 2002 and November 30, 2003."
IF THE SPARTAN INSURED AND ADVISOR MUNICIPAL BOND MERGERS ARE
APPROVED:
 "As of December 31, 1997, Advisor Municipal Bond and Spartan Insured had capital loss carryforwards for federal income tax purposes of approximately $8,535,000 and $0, respectively. As of November 30, 1997, Spartan Municipal Income had a capital loss carryforward for federal income tax purposes of approximately $15,508,000. Under current federal income tax law, Spartan Municipal Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforward transferred by Advisor Municipal Bond at the time of the Reorganization ("capital loss carryforward"). There is no assurance that Spartan Municipal Income will be able to realize sufficient capital gains to use the capital loss carryforward before it expires. The capital loss carryforward attributable to Advisor Municipal Bond will expire on November 30, 2002. The capital loss carryforward attributable to Spartan Municipal Income will expire between November 30, 2000 and November 30, 2002." CAPITALIZATION
The information contained in the "Capitalization" section on page 30 would be revised as follows, assuming that both or either of the Spartan Aggressive or Spartan Insured Reorganizations had previously been approved and completed:
 "The following table shows the capitalization of Spartan Municipal Income and of each class of Advisor Municipal Bond as of November 30, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization."
IF THE SPARTAN AGGRESSIVE, SPARTAN INSURED, AND ADVISOR MUNICIPAL BOND MERGERS ARE APPROVED:
                          Net Assets         Net Asset   Shares
                                             Value Per    Outstanding
                                             Share

Advisor Municipal Bond:
     Class A              $  737,805         $   8.42    87,672

     Class T              $  7,007,720       $   8.41    833,240

     Class B              $  2,134,267       $   8.41    253,715

     Institutional Class  $  1,208,176       $   8.41    143,650

     Initial Class        $  924,769,426     $   8.42    109,880,310

Spartan Municipal Income  $  3,594,458,286   $ 12.61     285,021,125

Pro Forma Combined Fund   $  4,530,315,680   $ 12.61     359,236,620

IF THE SPARTAN AGGRESSIVE AND ADVISOR MUNICIPAL BOND MERGERS ARE
APPROVED:
                          Net Assets         Net Asset   Shares
                                            Value Per    Outstanding
                                            Share

Advisor Municipal Bond:
     Class A              $  737,805         $   8.42    87,672

     Class T              $  7,007,720       $   8.41    833,240

     Class B              $  2,134,267       $   8.41    253,715

     Institutional Class  $  1,208,176       $   8.41    143,650

     Initial Class        $  924,769,426     $   8.42    109,880,310

Spartan Municipal Income  $  3,267,818,514   $ 12.61     259,117,812

Pro Forma Combined Fund   $  4,203,675,908   $ 12.61     333,333,307

IF THE SPARTAN INSURED AND ADVISOR MUNICIPAL BOND MERGERS ARE
APPROVED:
                          Net Assets         Net Asset   Shares
                                            Value Per    Outstanding
                                            Share

Advisor Municipal Bond:
     Class A              $  737,805         $   8.42    87,672

     Class T              $  7,007,720       $   8.41    833,240

     Class B              $  2,134,267       $   8.41    253,715

     Institutional Class  $  1,208,176       $   8.41    143,650

     Initial Class        $  924,769,426     $   8.42    109,880,310

Spartan Municipal Income  $  2,646,467,276   $ 12.61     209,843,329

Pro Forma Combined Fund   $  3,582,324,670   $ 12.61     284,058,824


MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Spartan Municipal Income shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.
 EXPERTS. The audited financial statements of Advisor Municipal Bond and Spartan Municipal Income incorporated by reference into the Statement of Additional Information, have been examined by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal years ended December 31, 1997 or November 30, 1997. The financial statements audited by Coopers & Lybrand L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
 AVAILABLE INFORMATION. Fidelity Municipal Trust and Fidelity Court Street Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Municipal Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1
EXCERPTS FROM ANNUAL REPORTOF SPARTAN MUNICIPAL INCOME FUND
DATED NOVEMBER 30, 1997
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997       PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS

Spartan Municipal Income              7.02%   6.75%   8.48%

Lehman Brothers Municipal Bond Index  7.17%   7.27%   8.58%

General Municipal Debt Funds Average  6.88%   6.74%   8.24%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971130 19971217 165922 S00000000000001
             Spartan Municipal Income    LB Municipal Bond
             00037                       LB015
  1987/11/30      10000.00                    10000.00
  1987/12/31      10166.30                    10145.10
  1988/01/31      10520.10                    10506.47
  1988/02/29      10652.34                    10617.52
  1988/03/31      10398.59                    10494.36
  1988/04/30      10474.70                    10574.12
  1988/05/31      10550.65                    10543.56
  1988/06/30      10676.89                    10697.81
  1988/07/31      10787.46                    10767.56
  1988/08/31      10837.21                    10777.03
  1988/09/30      11075.63                    10972.10
  1988/10/31      11288.48                    11165.21
  1988/11/30      11193.23                    11062.93
  1988/12/31      11408.95                    11176.11
  1989/01/31      11569.89                    11407.23
  1989/02/28      11499.90                    11277.07
  1989/03/31      11523.60                    11250.12
  1989/04/30      11895.44                    11517.20
  1989/05/31      12147.07                    11756.41
  1989/06/30      12265.11                    11916.06
  1989/07/31      12354.50                    12078.24
  1989/08/31      12299.69                    11959.99
  1989/09/30      12247.19                    11924.35
  1989/10/31      12375.43                    12070.19
  1989/11/30      12603.99                    12281.42
  1989/12/31      12708.79                    12381.88
  1990/01/31      12574.87                    12323.31
  1990/02/28      12739.52                    12432.99
  1990/03/31      12753.93                    12436.72
  1990/04/30      12524.52                    12346.68
  1990/05/31      12870.09                    12616.21
  1990/06/30      13007.54                    12727.10
  1990/07/31      13208.91                    12914.19
  1990/08/31      13071.51                    12726.68
  1990/09/30      13170.12                    12733.93
  1990/10/31      13345.17                    12964.92
  1990/11/30      13726.69                    13225.65
  1990/12/31      13785.74                    13283.18
  1991/01/31      13965.29                    13461.44
  1991/02/28      14052.70                    13578.56
  1991/03/31      14097.92                    13583.44
  1991/04/30      14290.80                    13764.10
  1991/05/31      14416.66                    13886.47
  1991/06/30      14417.43                    13872.72
  1991/07/31      14626.87                    14041.69
  1991/08/31      14756.08                    14226.62
  1991/09/30      14874.03                    14411.85
  1991/10/31      15013.88                    14541.56
  1991/11/30      15046.65                    14582.13
  1991/12/31      15188.66                    14895.06
  1992/01/31      15344.58                    14929.02
  1992/02/29      15375.98                    14933.80
  1992/03/31      15391.04                    14939.32
  1992/04/30      15538.21                    15072.28
  1992/05/31      15687.34                    15249.68
  1992/06/30      15904.87                    15505.57
  1992/07/31      16312.92                    15970.43
  1992/08/31      16095.79                    15814.72
  1992/09/30      16139.01                    15918.15
  1992/10/31      15870.29                    15761.67
  1992/11/30      16282.14                    16043.96
  1992/12/31      16458.45                    16207.77
  1993/01/31      16688.78                    16396.27
  1993/02/28      17302.97                    16989.32
  1993/03/31      17177.62                    16809.74
  1993/04/30      17341.02                    16979.35
  1993/05/31      17441.66                    17074.78
  1993/06/30      17698.32                    17359.76
  1993/07/31      17704.47                    17382.50
  1993/08/31      18089.18                    17744.40
  1993/09/30      18350.79                    17946.51
  1993/10/31      18370.12                    17981.15
  1993/11/30      18222.25                    17822.73
  1993/12/31      18616.20                    18198.97
  1994/01/31      18820.94                    18406.80
  1994/02/28      18341.50                    17930.07
  1994/03/31      17492.86                    17199.95
  1994/04/30      17583.74                    17345.81
  1994/05/31      17693.33                    17496.20
  1994/06/30      17593.20                    17389.30
  1994/07/31      17925.22                    17708.04
  1994/08/31      17990.33                    17769.31
  1994/09/30      17723.06                    17508.46
  1994/10/31      17352.86                    17197.51
  1994/11/30      16811.46                    16886.58
  1994/12/31      17229.43                    17258.25
  1995/01/31      17816.77                    17751.49
  1995/02/28      18332.39                    18267.70
  1995/03/31      18380.43                    18477.60
  1995/04/30      18389.62                    18499.40
  1995/05/31      18963.19                    19089.72
  1995/06/30      18671.35                    18923.64
  1995/07/31      18806.49                    19103.04
  1995/08/31      19036.79                    19345.26
  1995/09/30      19183.67                    19467.72
  1995/10/31      19459.54                    19750.78
  1995/11/30      19828.32                    20078.44
  1995/12/31      20016.99                    20271.40
  1996/01/31      20182.75                    20424.45
  1996/02/29      20099.03                    20286.58
  1996/03/31      19841.57                    20027.32
  1996/04/30      19760.82                    19970.64
  1996/05/31      19766.05                    19962.65
  1996/06/30      19999.86                    20180.05
  1996/07/31      20188.16                    20363.68
  1996/08/31      20193.29                    20358.80
  1996/09/30      20430.21                    20643.82
  1996/10/31      20671.02                    20877.30
  1996/11/30      21094.92                    21259.36
  1996/12/31      21006.75                    21170.07
  1997/01/31      21027.23                    21210.08
  1997/02/28      21209.46                    21404.79
  1997/03/31      20934.72                    21119.46
  1997/04/30      21108.09                    21296.23
  1997/05/31      21406.77                    21616.53
  1997/06/30      21669.02                    21846.74
  1997/07/31      22285.63                    22451.90
  1997/08/31      22059.11                    22241.52
  1997/09/30      22324.10                    22505.53
  1997/10/31      22451.44                    22650.24
  1997/11/28      22575.55                    22783.42
IMATRL PRASUN   SHR__CHT 19971130 19971217 165925 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Municipal Income Fund on November 30, 1987. As the chart shows, by November 30, 1997, the value of the investment would have grown to $22,576 - a 125.76% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,783 - a 127.83% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board policymaking
playing key roles, municipal bonds
performed more or less in line with
their taxable counterparts for the
12 months that ended November 30,
1997. The Lehman Brothers Municipal
Bond Index - a broad measure of the
municipal bond market - returned
7.17%, while the Lehman Brothers
Aggregate Bond Index - a
barometer of the taxable bond market
- returned 7.55%. Through much of
the first half of the period, the
supply/demand scenario within the
muni market was favorable: low
supply and high demand that led to
rising municipal bond prices. The
second half, however, saw a large
amount of new issuance come to
market, and while demand remained
strong, it took time for investors to
become acclimated to this new supply.
In the interim, muni bond prices fell.
The cold months of winter contrasted
with what many felt was an
overheating economy ripe for an
inflation appearance. In late March,
the Federal Reserve Board raised a
key short-term interest rate by 0.25%.
While this move was anticipated by
investors, the market nonetheless
reacted negatively. From April through
mid-September, market conditions
were more friendly. Favorable
economic data soothed inflationary
concerns, while the Fed's reluctance to
raise rates further was another
positive influence. High supply and
low demand resulted in a sub-par
performance for muni bonds in
September and October, but Asian
volatility toward the end of the period
changed momentum. Currency
devaluations meant prices of Asian
goods would become cheaper, further
decreasing the likelihood of
inflation.
An interview with David Murphy, Portfolio Manager of Spartan Municipal
Income Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. Pretty well. For the 12-month period that ended November 30, 1997, the fund had a total return of 7.02%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 6.88% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index - which is a broad measure of the performance of the municipal bond market - returned 7.17% for the same one-year period.
Q. WHAT WERE SOME OF THE KEY ELEMENTS OF YOUR STRATEGY?
A. In terms of the way the fund's investments were allocated among bonds with various maturities, I focused on bonds with maturities between eight and 15 years. I did that because the yield curve - which is a graphical representation of bond yields by ascending maturity dates - was flat beyond 15 years. Up to about a 15-year maturity, an investor was paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the long-maturity part of the market. But for bonds with maturities longer than 15 years, the extra income for each successive year was not, in my opinion, attractive enough given the level of risk inherent in these long-term bonds. Another key strategy was that I kept the fund's duration, which measures its sensitivity to changing interest rates, neutral relative to the municipal bond market as a whole, as represented by the Lehman Brothers Municipal Bond Index. By doing so, the fund avoids getting whipsawed by becoming bullish or bearish about the direction of interest rates at the wrong time.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD?
A. Several holdings issued by the Massachusetts Industrial Finance Agency on behalf of health care organizations performed particularly well. One of these, Atlanticare Medical Center, was boosted on the news that it would be taken over by a subsidiary of the Partners Group, one of the dominant health care providers in the greater Boston area. Other good performers were bonds issued for the Massachusetts Biomedical Research Corp. They did well because more investors became better-informed about the facility's positive financial performance. Additionally, the fund's holdings in bonds issued in the state of New York - which made up 15.3% of investments at the end of the period - were winners. The state's finances improved, driven in part by the strength of the securities industry, which is an important contributor to New York's tax revenues. In recognition of this improvement, Standard & Poor's - one of the municipal bond credit rating agencies - recently upgraded the credit rating of some of the state's agencies, which was a positive for the price of the fund's state-agency holdings. Likewise, general obligation bonds issued by New York City also performed well. The city's economy continued to expand and tax revenues rose. I especially liked the fact that the city has been conservative in its budgeting, not relying on a continuation of a dramatic boost from Wall Street next year. Furthermore, because the city now uses a new financing vehicle - the Transitional Finance Authority - to raise money for capital construction projects, there probably will be a dramatic decline in the amount of New York City general obligation bonds issued in the near term.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. There wasn't much improvement in the price of bonds issued by Michigan Health Care Corporation, which has been mired in bankruptcy since 1995. Fortunately, the fund's investments in these bonds were small, so they weren't a major detractor from the fund's performance.
Q. DURING THE PAST SIX MONTHS, THERE WAS A SMALL INCREASE IN THE FUND'S ELECTRIC UTILITY REVENUE POSITION. GIVEN THAT THE ELECTRIC INDUSTRY IS UNDER PRESSURE FROM THE THREAT OF INCREASED COMPETITION, WHAT FACTORS DO YOU LOOK FOR WHEN SELECTING THESE BONDS?
A. The electric utility industry is in the early stages of a transformation from an environment where electric providers enjoy monopolistic strongholds on a given service area to one where competition will reign. With that in mind, I have focused on electric utilities that are either well-prepared to deal with increased competition or those that I believe can meet competitive challenges down the road, but have been severely penalized by the market today.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. During the past several years, the amount of outstanding municipal bonds has shrunk considerably. In the first half of 1997, the low supply helped the municipal market outperform the taxable bond market. I expect supply will increase next year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income alternatives and especially to equity investments. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT DATED NOVEMBER 30, 1997. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DAVID MURPHY ON MUNICIPAL
BOND SUPPLY:
"The supply of municipal bonds is
a significant factor in their
performance. During the past six
months, interest rates have declined
fairly significantly. Falling interest
rates have prompted municipal
bond issuers to refund, or
refinance, their older debt at
current low interest rates, much in
the same fashion that homeowners
refinance their mortgages when
they see an opportunity to lower
their interest costs. As a result of a
recent increase in the supply of
municipal bonds, their prices
tended to lag U.S. Treasuries during
the final months of the period. If
interest rates stay at current low
levels, or fall further, I think that the supply of issued municipal bonds will continue to expand, perhaps dramatically. This would, in my opinion, lead to further underperformance of municipals relative to U.S. Treasuries. But if there is a significant decline in the U.S. stock market, more investor dollars could be reallocated to municipals, helping to bolster that market."

NOTE TO SHAREHOLDERS: Effective
January 31, 1998, George Fischer
will become manager of the fund.
Fischer joined Fidelity in 1989 and
manages several Fidelity and
Spartan municipal income funds.

ATTACHMENT 2
ANNUAL FUND OPERATING EXPENSES AND EXAMPLES OF FUND EXPENSES FOR
CERTAIN REORGANIZATIONS
IF SPARTAN AGGRESSIVE AND SPARTAN INSURED HAD PREVIOUSLY BEEN MERGED WITH SPARTAN MUNICIPAL INCOME:

                           Advisor Municipal Bond

               Spartan     InitialB                Cl. AC*  Cl. TD  Cl. BE  Inst'lF  Pro Forma
               Municipal                                                             Expenses
               IncomeA                                                               Combined
                                                                                     FundG

Management     0.37%       0.39%                   0.39%    0.39%   0.39%   0.39%    0.37%
Fees (after
reimbursemen
t)

12b-1          none        none                    0.15%    0.25%   0.90%   none     none

Other          0.16%       0.16%                   1.61%    0.71%   1.61%   1.61%    0.16%
Expenses

Total Fund     0.53%       0.55%                   2.15%    1.35%   2.90%   2.00%    0.53%
Operating
Expenses
(after
reimbursement
)


* Estimated
A Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
B Effective June 1, 1996, FMR agreed to reimburse the class to the extent that total operating expenses exceed 0.75% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
C Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.15% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.81%, and 3.35%, respectively.
D Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.25% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
E Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.90% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.97%, and 4.26%, respectively.
F Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.00% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 3.30%, and 3.69%, respectively.
G FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.15%, and 0.54%, respectively.
EXAMPLE:
                          After 1   After 3   After 5   After 10
                          Year      Years     Years     Years

Spartan Municipal Income  $5        $17       $30       $66

Advisor Municipal Bond:   $6        $18       $31       $69
  Initial Class

  Class A                 $68       $112      $157      $284

  Class T                 $48       $76       $106      $192

  Class B                 $79       $120      $173      $296

  Institutional Class     $20       $63       $108      $233

Combined Fund             $5        $17       $30       $66

IF ONLY SPARTAN AGGRESSIVE HAD PREVIOUSLY BEEN MERGED WITH SPARTAN MUNICIPAL INCOME:

                           Advisor Municipal Bond

               Spartan     InitialB                Cl. AC*  Cl. TD  Cl. BE  Inst'lF  Pro Forma
               Municipal                                                             Expenses
               IncomeA                                                               Combined
                                                                                     FundG

Management     0.37%       0.39%                   0.39%    0.39%   0.39%   0.39%    0.37%
Fees (after
reimbursemen
t)

12b-1          none        none                    0.15%    0.25%   0.90%   none     none

Other          0.16%       0.16%                   1.61%    0.71%   1.61%   1.61%    0.16%
Expenses

Total Fund     0.53%       0.55%                   2.15%    1.35%   2.90%   2.00%    0.53%
Operating
Expenses
(after
reimbursement
)


* Estimated
A Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
B Effective June 1, 1996, FMR agreed to reimburse the class to the extent that total operating expenses exceed 0.75% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
C Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.15% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.81%, and 3.35%, respectively.
D Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.25% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
E Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.90% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.97%, and 4.26%, respectively.
F Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.00% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 3.30%, and 3.69%, respectively.
G FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLE:
                          After 1   After 3   After 5   After 10
                          Year      Years     Years     Years

Spartan Municipal Income  $5        $17       $30       $66

Advisor Municipal Bond:   $6        $18       $31       $69
  Initial Class

  Class A                 $68       $112      $157      $284

  Class T                 $48       $76       $106      $192

  Class B                 $79       $120      $173      $296

  Institutional Class     $20       $63       $108      $233

Combined Fund             $5        $17       $30       $66

IF ONLY SPARTAN INSURED HAD PREVIOUSLY BEEN MERGED WITH SPARTAN
MUNICIPAL INCOME:

                          Advisor Municipal Bond

              Spartan     InitialB                Cl. AC*  Cl. TD  Cl. BE  Inst'lF  Pro Forma
              Municipal                                                             Expenses
              IncomeA                                                               Combined
                                                                                    FundG

Management    0.37%       0.39%                   0.39%    0.39%   0.39%   0.39%    0.37%
Fees (after
reimbursemen
t)

12b-1         none        none                    0.15%    0.25%   0.90%   none     none

Other         0.16%       0.16%                   1.61%    0.71%   1.61%   1.61%    0.16%
Expenses

Total Fund    0.53%       0.55%                   2.15%    1.35%   2.90%   2.00%    0.53%
Operating
Expenses
(after
reimbursemen
t)


* Estimated.
A Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
B Effective June 1, 1996, FMR agreed to reimburse the class to the extent that total operating expenses exceed 0.75% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
C Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.15% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.81%, and 3.35%, respectively.
D Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.25% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
E Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.90% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.97%, and 4.26%, respectively.
F Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.00% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 3.30%, and 3.69%, respectively.
G FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLE:
                          After 1   After 3   After 5   After 10
                          Year      Years     Years     Years

Spartan Municipal Income  $5        $17       $30       $66

Advisor Municipal Bond:   $6        $18       $31       $69
  Initial Class

  Class A                 $68       $112      $157      $284

  Class T                 $48       $76       $106      $192

  Class B                 $79       $120      $173      $296

  Institutional Class     $20       $63       $108      $233

Combined Fund             $5        $17       $30       $66

IF NEITHER SPARTAN AGGRESSIVE NOR SPARTAN INSURED HAD BEEN MERGED INTO SPARTAN MUNICIPAL INCOME:

                          Advisor Municipal Bond

              Spartan     InitialB                Cl. AC*  Cl. TD  Cl. BE  Inst'lF  Pro Forma
              Municipal                                                             Expenses
              IncomeA                                                               Combined
                                                                                    FundG

Management    0.37%       0.39%                   0.39%    0.39%   0.39%   0.39%    0.37%
Fees (after
reimburseme
nt)

12b-1         none        none                    0.15%    0.25%   0.90%   none     none

Other         0.16%       0.16%                   1.61%    0.71%   1.61%   1.61%    0.16%
Expenses

Total Fund    0.53%       0.55%                   2.15%    1.35%   2.90%   2.00%    0.53%
Operating
Expenses
(after
reimbursemen
t)


* Estimated.
A Effective October 24, 1997, FMR agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.16%, and 0.55%, respectively.
B Effective June 1, 1996, FMR agreed to reimburse the class to the extent that total operating expenses exceed 0.75% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
C Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.15% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.81%, and 3.35%, respectively.
D Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.25% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
E Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.90% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 2.97%, and 4.26%, respectively.
F Effective January 1, 1998, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses exceed 2.00% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 3.30%, and 3.69%, respectively.
G FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 2000. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.16%, and 0.55%, respectively.
EXAMPLE:
                          After 1   After 3   After 5   After 10
                          Year      Years     Years     Years

Spartan Municipal Income  $5        $17       $30       $66

Advisor Municipal Bond:   $6        $18       $31       $69
  Initial Class

  Class A                 $68       $112      $157      $284

  Class T                 $48       $76       $106      $192

  Class B                 $79       $120      $173      $296

  Institutional Class     $20       $63       $108      $233

Combined Fund             $5        $17       $30       $66


ATTACHMENT 2
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of June 8, 1998, by and between Fidelity Municipal Trust, a Massachusetts business trust, on behalf of its series Fidelity Advisor Municipal Bond Fund (Advisor Municipal Bond), and Fidelity Court Street Trust, a Massachusetts business trust, on behalf of its series Spartan Municipal Income Fund (Spartan Municipal Income). Fidelity Municipal Trust and Fidelity Court Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan Municipal Income and Advisor Municipal Bond may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Advisor Municipal Bond to Spartan Municipal Income solely in exchange for shares of beneficial interest in Spartan Municipal Income (the Spartan Municipal Income Shares) based upon the net asset value attributable to Class A, Class T, Class B, Institutional Class, and Fidelity Municipal Bond Fund (Initial Class) of Advisor Municipal Bond and the assumption by Spartan Municipal Income of Advisor Municipal Bond's liabilities; and (b) the constructive distribution of such shares by Advisor Municipal Bond to its Class A, Class T, Class B, Institutional Class and Initial Class shareholders in complete liquidation and termination of Advisor Municipal Bond in exchange for all of Advisor Municipal Bond's outstanding shares. Advisor Municipal Bond shall receive shares of Spartan Municipal Income having a net asset value equal to the value of the net assets of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond on the Closing Date (as defined in Section 6), which shares Advisor Municipal Bond shall then distribute to each class's shareholders. Shareholders of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond will receive shares of Spartan Municipal Income equal in value to the shares of Advisor Municipal Bond they are surrendering, based upon the relative net asset values of each of Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond to Spartan Municipal Income, respectively, as of the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF ADVISOR MUNICIPAL BOND. Advisor Municipal Bond represents and warrants to and agrees with Spartan Municipal Income that:
 (a) Advisor Municipal Bond is a series of Fidelity Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Advisor Municipal Bond dated February 28, 1998 with respect to Initial Class, October 31, 1997 as supplemented on February 4, 1998 with respect to Class A, Class T, and Class B, and October 31, 1997 as supplemented on February 12, 1998 with respect to Institutional Class, previously furnished to Spartan Municipal Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Advisor Municipal Bond, threatened against Advisor Municipal Bond which assert liability on the part of Advisor Municipal Bond. Advisor Municipal Bond knows of no facts which might form the basis for the institution of such proceedings;
 (e) Advisor Municipal Bond is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Advisor Municipal Bond, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Advisor Municipal Bond is a party or by which Advisor Municipal Bond is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Advisor Municipal Bond is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights (of each class), and the Schedule of Investments (including market values) of Advisor Municipal Bond at December 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Municipal Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights (of each class) fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Advisor Municipal Bond has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of December 31, 1997 and those incurred in the ordinary course of Advisor Municipal Bond's business as an investment company since December 31, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Court Street Trust on Form N-14 relating to the shares of Spartan Municipal Income issuable hereunder and the proxy statement of Advisor Municipal Bond included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Advisor Municipal Bond (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Advisor Municipal Bond, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Advisor Municipal Bond (other than this Agreement) will be terminated without liability to Advisor Municipal Bond prior to or on the Closing Date (other than those made in connection with redemptions of Class A, Class T, Class B, Institutional Class and Initial Class shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Advisor Municipal Bond of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Advisor Municipal Bond has filed or will file all federal and state tax returns which, to the knowledge of Advisor Municipal Bond's officers, are required to be filed by Advisor Municipal Bond and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Advisor Municipal Bond's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Advisor Municipal Bond has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding Class A, Class T, Class B, Institutional Class, and Initial Class shares of Advisor Municipal Bond are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding Class A, Class T, Class B, Institutional Class, and Initial Class shares of Advisor Municipal Bond will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders of each class submitted to Spartan Municipal Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Advisor Municipal Bond will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Advisor Municipal Bond to be transferred to Spartan Municipal Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Advisor Municipal Bond's portfolio securities and any such other assets as contemplated by this Agreement, Spartan Municipal Income will acquire Advisor Municipal Bond's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Spartan Municipal Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Advisor Municipal Bond, and this Agreement constitutes a valid and binding obligation of Advisor Municipal Bond enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF SPARTAN MUNICIPAL INCOME. Spartan Municipal Income represents and warrants to and agrees with Advisor Municipal Bond that:
 (a) Spartan Municipal Income is a series of Fidelity Court Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Court Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan Municipal Income, dated March 19, 1998, previously furnished to Advisor Municipal Bond, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Municipal Income, threatened against Spartan Municipal Income which assert liability on the part of Spartan Municipal Income. Spartan Municipal Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Municipal Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Municipal Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Municipal Income is a party or by which Spartan Municipal Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Spartan Municipal Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Municipal Income at November 30, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Advisor Municipal Bond. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Municipal Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 1997 and those incurred in the ordinary course of Spartan Municipal Income's business as an investment company since November 30, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Municipal Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Spartan Municipal Income has filed or will file all federal and state tax returns which, to the knowledge of Spartan Municipal Income's officers, are required to be filed by Spartan Municipal Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Municipal Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Spartan Municipal Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Spartan Municipal Income to be issued to Advisor Municipal Bond will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Spartan Municipal Income, and no shareholder of Spartan Municipal Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Municipal Income, and this Agreement constitutes a valid and binding obligation of Spartan Municipal Income enforceable in accordance with its terms, subject to approval by the shareholders of Advisor Municipal Bond;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Spartan Municipal Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Spartan Municipal Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Spartan Municipal Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Spartan Municipal Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Advisor Municipal Bond and to the other terms and conditions contained herein, Advisor Municipal Bond agrees to assign, sell, convey, transfer, and deliver to Spartan Municipal Income as of the Closing Date all of the assets of Advisor Municipal Bond of every kind and nature existing on the Closing Date. Spartan Municipal Income agrees in exchange therefor: (i) to assume all of Advisor Municipal Bond's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Advisor Municipal Bond the number of full and fractional shares of Spartan Municipal Income having a net asset value equal to the value of the assets of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond transferred hereunder, less the value of the liabilities of Advisor Municipal Bond, determined as provided for under Section 4.
 (b) The assets of Advisor Municipal Bond to be acquired by Spartan Municipal Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Advisor Municipal Bond, and any deferred or prepaid expenses shown as an asset on the books of Advisor Municipal Bond on the Closing Date. Advisor Municipal Bond will pay or cause to be paid to Spartan Municipal Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Spartan Municipal Income hereunder, and Spartan Municipal Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Advisor Municipal Bond to be assumed by Spartan Municipal Income shall include (except as otherwise provided for herein) all of Advisor Municipal Bond's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Advisor Municipal Bond agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Advisor Municipal Bond will constructively distribute to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Spartan Municipal Income Shares in exchange for such shareholders' shares of beneficial interest in Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond and Advisor Municipal Bond will be liquidated in accordance with Advisor Municipal Bond's Amended and Restated Declaration of Trust. Shareholders of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond will receive shares of Spartan Municipal Income equal in value to the shares of Advisor Municipal Bond they are surrendering, based upon the relative net asset values of each of Class A, Class T, Class B, Institutional Class and Initial Class of Advisor Municipal Bond to Spartan Municipal Income, respectively, as of the Closing Date. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Spartan Municipal Income's share transfer books in the names of the Advisor Municipal Bond shareholders and transferring the Spartan Municipal Income Shares thereto. Each Advisor Municipal Bond shareholder's account shall be credited with the respective number of full and fractional (rounded to the third decimal place) Spartan Municipal Income Shares due that shareholder. All outstanding Advisor Municipal Bond shares, including any represented by certificates, shall simultaneously be canceled on Advisor Municipal Bond's share transfer records. Spartan Municipal Income shall not issue certificates representing the Spartan Municipal Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Advisor Municipal Bond is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Spartan Municipal Income Shares in a name other than that of the registered holder on Advisor Municipal Bond's books of the Advisor Municipal Bond shares constructively exchanged for the Spartan Municipal Income Shares shall be paid by the person to whom such Spartan Municipal Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Spartan Municipal Income will deliver to Advisor Municipal Bond the number of Spartan Municipal Income Shares having a net asset value equal to the value of the assets attributable to Class A, Class T, Class B, Institutional Class, and Initial Class of Advisor Municipal Bond transferred hereunder less the liabilities of Advisor Municipal Bond, determined as provided in this Section 4.
 (c) The net asset value per share of the Spartan Municipal Income Shares to be delivered to Advisor Municipal Bond, the value of the assets of Advisor Municipal Bond transferred hereunder, the value of the liabilities of Advisor Municipal Bond to be assumed hereunder, and the net asset value per share of each class of Advisor Municipal Bond to be transferred hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Spartan Municipal Income Shares shall be computed in the manner set forth in the then-current Spartan Municipal Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Advisor Municipal Bond shall be computed in the manner set forth in the then-current or last effective Prospectus and Statement of Additional Information of each class of Advisor Municipal Bond.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Advisor Municipal Bond and Spartan Municipal Income.

5. FEES; EXPENSES.
 (a) Advisor Municipal Bond shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed Class A's, Class T's, Class B's, or Institutional Class's expense cap in effect since January 1, 1998, or Initial Class's expense cap in effect since July 1, 1996. Expenses exceeding a class's expense cap, as applicable, will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Spartan Municipal Income will be borne by Spartan Municipal Income, provided that they do not exceed the Fund's 0.53% expense cap in effect since October 24, 1997. Expenses exceeding Spartan Municipal Income's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Spartan Municipal Income and Advisor Municipal Bond represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on September 10, 1998, or at some other time, date, and place agreed to by Advisor Municipal Bond and Spartan Municipal Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of each class of Advisor Municipal Bond or the net asset value per share of Spartan Municipal Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF ADVISOR MUNICIPAL BOND.
 (a) Advisor Municipal Bond agrees to call a meeting of its shareholders after the effective date of the Registration Statement to consider transferring its assets to Spartan Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation of Advisor Municipal Bond.
 (b) Advisor Municipal Bond agrees that as soon as reasonably practicable after distribution of the Spartan Municipal Income Shares, Advisor Municipal Bond shall be terminated as a series of Fidelity Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Advisor Municipal Bond shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF SPARTAN MUNICIPAL INCOME.
 (a) That Advisor Municipal Bond furnishes to Spartan Municipal Income a statement, dated as of the Closing Date, signed by an officer of Fidelity Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Advisor Municipal Bond made in this Agreement are true and correct in all material respects and that Advisor Municipal Bond has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Advisor Municipal Bond furnishes Spartan Municipal Income with copies of the resolutions, certified by an officer of Fidelity Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Advisor Municipal Bond;
 (c) That, on or prior to the Closing Date, Advisor Municipal Bond will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Advisor Municipal Bond substantially all of Advisor Municipal Bond's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Advisor Municipal Bond shall deliver to Spartan Municipal Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Advisor Municipal Bond's behalf by its Treasurer or Assistant Treasurer;
 (e) That Advisor Municipal Bond's custodian shall deliver to Spartan Municipal Income a certificate identifying the assets of Advisor Municipal Bond held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Spartan Municipal Income;
(ii) Advisor Municipal Bond's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Advisor Municipal Bond's transfer agent shall deliver to Spartan Municipal Income at the Closing a certificate setting forth the number of shares of each class of Advisor Municipal Bond outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Advisor Municipal Bond calls a meeting of its shareholders to be held after the effective date of the Registration Statement to consider transferring its assets to Spartan Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Advisor Municipal Bond;
 (h) That Advisor Municipal Bond delivers to Spartan Municipal Income a certificate of an officer of Fidelity Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Advisor Municipal Bond's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Advisor Municipal Bond shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Advisor Municipal Bond or its transfer agent by Spartan Municipal Income or its agents shall have revealed otherwise, Advisor Municipal Bond shall have taken all actions that in the opinion of Spartan Municipal Income are necessary to remedy any prior failure on the part of Advisor Municipal Bond to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF ADVISOR MUNICIPAL BOND.
 (a) That Spartan Municipal Income shall have executed and delivered to Advisor Municipal Bond an Assumption of Liabilities, certified by an officer of Fidelity Court Street Trust, dated as of the Closing Date pursuant to which Spartan Municipal Income will assume all of the liabilities of Advisor Municipal Bond existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Spartan Municipal Income furnishes to Advisor Municipal Bond a statement, dated as of the Closing Date, signed by an officer of Fidelity Court Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Municipal Income made in this Agreement are true and correct in all material respects, and Spartan Municipal Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Advisor Municipal Bond shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Advisor Municipal Bond and Spartan Municipal Income, to the effect that the Spartan Municipal Income Shares are duly authorized and upon delivery to Advisor Municipal Bond as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Spartan Municipal Income as a matter of Massachusetts law (except as disclosed in Spartan Municipal Income's Statement of Additional Information) and no shareholder of Spartan Municipal Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF SPARTAN MUNICIPAL INCOME AND ADVISOR MUNICIPAL BOND.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Advisor Municipal Bond;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Spartan Municipal Income or Advisor Municipal Bond to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Spartan Municipal Income or Advisor Municipal Bond, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Spartan Municipal Income and Advisor Municipal Bond, threatened by the Commission; and
 (f) That Spartan Municipal Income and Advisor Municipal Bond shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Spartan Municipal Income and Advisor Municipal Bond that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Advisor Municipal Bond and Spartan Municipal Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Advisor Municipal Bond upon the transfer of all of its assets to Spartan Municipal Income in exchange solely for the Spartan Municipal Income Shares and the assumption of Advisor Municipal Bond's liabilities followed by the distribution of those Spartan Municipal Income Shares to the shareholders of each class of Advisor Municipal Bond in liquidation of Advisor Municipal Bond;
  (iii) No gain or loss will be recognized by Spartan Municipal Income on the receipt of Advisor Municipal Bond's assets in exchange solely for the Spartan Municipal Income Shares and the assumption of Advisor Municipal Bond's liabilities;
  (iv) The basis of Advisor Municipal Bond's assets in the hands of Spartan Municipal Income will be the same as the basis of such assets in Advisor Municipal Bond's hands immediately prior to the Reorganization;
  (v) Spartan Municipal Income's holding period in the assets to be received from Advisor Municipal Bond will include Advisor Municipal Bond's holding period in such assets;
  (vi) An Advisor Municipal Bond shareholder will recognize no gain or loss on the exchange of each class of his or her shares of beneficial interest in Advisor Municipal Bond solely for the Spartan Municipal Income Shares in the Reorganization;
  (vii) An Advisor Municipal Bond shareholder's basis in the Spartan Municipal Income Shares to be received by him or her will be the same as his or her basis in the class of Advisor Municipal Bond shares exchanged therefor;
  (viii) An Advisor Municipal Bond shareholder's holding period for his or her Spartan Municipal Income Shares will include the holding period of shares of the class of Advisor Municipal Bond exchanged, provided that those Advisor Municipal Bond shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Advisor Municipal Bond nor Spartan Municipal Income may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF SPARTAN MUNICIPAL INCOME AND ADVISOR MUNICIPAL BOND.
 (a) Spartan Municipal Income and Advisor Municipal Bond each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Advisor Municipal Bond covenants that it is not acquiring the Spartan Municipal Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Advisor Municipal Bond covenants that it will assist Spartan Municipal Income in obtaining such information as Spartan Municipal Income reasonably requests concerning the beneficial ownership of Advisor Municipal Bond's shares; and
 (d) Advisor Municipal Bond covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date Advisor Municipal Bond will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Spartan Municipal Income and Advisor Municipal Bond may terminate this Agreement by mutual agreement. In addition, either Spartan Municipal Income or Advisor Municipal Bond may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Advisor Municipal Bond or Spartan Municipal Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Spartan Municipal Income or Advisor Municipal Bond; provided, however, that following the shareholders' meeting called by Advisor Municipal Bond pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Spartan Municipal Income Shares to be delivered to shareholders of each class of Advisor Municipal Bond under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
dated    March 19    , 1998. The SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
LIM/HIY-pr   o-0398
Each fund seeks a high level of current income free from federal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
SPARTAN   (registered trademark)
   MUNICIPAL
FUNDS
   SPARTAN(registered trademark)     INTERMEDIATE MUNICIPAL INCOME
FUND
(formerly Fidelity Limited Term Municipal Income Fund)
(fund number 036, trading symbol FLTMX)
SPARTAN   (registered trademark)     MUNICIPAL
INCOME FUND
(formerly Fidelity Municipal Income Fund)
(fund number 037, trading symbol FHIGX)
PROSPECTUS
   MARCH 19    , 1998   (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
   CONTENTS


KEY FACTS            47  THE FUNDS AT A GLANCE

                     47  WHO MAY WANT TO INVEST

                     48  EXPENSES Each fund's yearly operating
                         expenses.

                     50  FINANCIAL HIGHLIGHTS A summary of
                         each fund's financial data.

                     52  PERFORMANCE How each fund has done
                         over time.

THE FUNDS IN DETAIL  53  CHARTER How each fund is organized.

                     54  INVESTMENT PRINCIPLES AND RISKS Each
                         fund's overall approach to investing.

                     56  BREAKDOWN OF EXPENSES How
                         operating costs are calculated and what
                         they include.

YOUR ACCOUNT         56  DOING BUSINESS WITH FIDELITY

                     57  TYPES OF ACCOUNTS Different ways to
                         set up your account.

                     58  HOW TO BUY SHARES Opening an
                         account and making additional
                         investments.

                     60  HOW TO SELL SHARES Taking money out
                         and closing your account.

                     62  INVESTOR SERVICES Services to help you
                         manage your account.

SHAREHOLDER AND      63  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                     64  TRANSACTION DETAILS Share price
                         calculations and the timing of purchases and redemptions.

                     64  EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
SPARTAN INTERMEDIATE
GOAL: High current income free from federal income tax with preservation of capital.
STRATEGY: Normally invests in investment-grade municipal securities. FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of December 31, 1997, the fund had over $   914     million
in assets.
SPARTAN MUNICIPAL
GOAL: High current income free from federal income tax.
STRATEGY: Invests normally in investment-grade municipal securities. FMR uses the Lehman Brothers Municipal Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of November 30, 1997, the fund had over $2   .3     billion
in assets.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Beginning January
1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose investments for the funds.
   As with any mutual fund, there is no assurance that a fund will achieve its goal.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax. Each fund's level of risk and potential reward depends on the quality and maturity of its investments. You should consider your investment objective and tolerance for risk when making an investment decision. THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. The funds in this
prospectus are in the INCOME
category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market
conditions, and other economic and political news   .     When you
sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES    are charges you may pay when you
buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases             None
and reinvested distributions

Deferred sales charge on redemptions  None

Annual account maintenance fee        $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
).
The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage
of average net assets of each fund   .
SPARTAN INTERMEDIATE
Management fee (after reimbursement)     0.36    %

12b-1 fee                             None

Other expenses                           0.17    %

Total fund operating expenses            0.53    %
(after reimbursement)

SPARTAN MUNICIPAL
Management fee (after reimbursement)     0.37    %

12b-1 fee                             None

Other expenses                           0.16    %

Total fund operating expenses            0.53    %
(after reimbursement)












   UNDERSTANDING

   EXPENSES
   Operating a mutual fund
   involves a variety of expenses
   for portfolio management,
   shareholder statements, tax
   reporting, and other services.
   These expenses are paid from
   each fund's assets, and their
   effect is already factored into
   any quoted share price or
   return. Also, as an investor,
   you may pay certain expenses
   directly.
(checkmark)
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN INTERMEDIATE
1 year       $ 5

3 years      $ 17

5 years      $ 30

10 years     $ 66

SPARTAN MUNICIPAL
1 year       $ 5

3 years      $ 17

5 years      $ 30

10 years     $ 66

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
   Effective March 20, 1998 and October 24, 1997,     FMR has
voluntarily agreed to reimburse each of Spartan Intermediate Municipal Income and Spartan Municipal Income to the extent that total operating
expenses    (excluding interest, taxes, brokerage commissions and
extraordinary expenses)     exceed 0.53% of its average net assets
through December 31, 1999    . If these agreements were not in effect,
the management fee, other expenses, and total operating expenses for Spartan Intermediate Municipal Income and Spartan Municipal
Income     would have been    0.38    %,    0.17    %, and
   0.55    % and    0.39    %,    0.16    %, and    0.55    %,
respectively.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
   SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended December 31          1997     1996     1995     1994      1993A    1992     1991     1990     1989     1988

Net asset value,                $ 9.700  $ 9.800  $ 8.990  $ 9.990   $ 9.600  $ 9.520  $ 9.270  $ 9.310  $ 9.230  $ 9.100
beginning of period

Income from Investment           .485     .488     .497     .512      .516     .573     .603     .615     .617     .600
Operations
 Net interest income

 Net realized and unrealized      .290     (.069)   .810     (.980)    .630     .180     .400     .010     .080     .130
 gain (loss)

 Total from investment            .775     .419     1.307    (.468)    1.146    .753     1.003    .625     .697     .730
 operations

Less Distributions                (.485)   (.488)   (.497)   (.512)    (.516)   (.573)   (.603)   (.615)   (.617)   (.600)
 From net interest income

 From net realized gain           (.050)   (.031)   --       (.010)    (.220)   (.100)   (.150)   (.050)   --       --

 In excess of net realized gain   --       --       --       (.010)    (.020)   --       --       --       --       --

 Total distributions              (.535)   (.519)   (.497)   (.532)    (.756)   (.673)   (.753)   (.665)   (.617)   (.600)

Net asset value, end of period   9.940    9.700    9.800    8.990     9.990    9.600    9.520    9.270    9.310    9.230

Total returnC                     8.23%    4.43%    14.84%   (4.76)%   12.24%   8.17%    11.19%   6.97%    7.83%    8.22%

Net assets, end of period        $ 915    $ 904    $ 943    $ 878     $ 1,199  $ 976    $ 696    $ 468    $ 442    $ 441
(In millions)

Ratio of expenses to             .55%     .56%     .57%     .56%      .57%     .64%     .68%     .67%     .66%B    .67%
average net assets

Ratio of net interest income to   4.97%    5.06%    5.25%    5.42%     5.19%    5.94%    6.41%    6.63%    6.70%    6.51%
average net assets

Portfolio turnover rate           22%      27%      31%      30%       111%     50%      42%      72%      55%      30%


   D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   SPARTAN MUNICIPAL INCOME FUND



Selected Per-Share Data and Ratios

Years ended November 30 1997      1996      1995      1994A     1993      1992      1991      1990      1989      1988

Net asset value,        $ 12.430  $ 12.300  $ 11.040  $ 13.230  $ 12.720  $ 12.690  $ 12.610  $ 12.800  $ 12.210  $ 11.750
beginning of period

Income from Investment  .607      .648B     .677      .755      .764      .811      .845      .857      .893      .901
Operations
 Net interest income

 Net realized and        .235      .109      1.260     (1.690)   .700      .190      .310      .200      .600      .460
 unrealized gain (loss)

 Total from investment   .842      .757      1.937     (.935)    1.464     1.001     1.155     1.057     1.493     1.361
 operations

Less Distributions       (.632)B   (.623)    (.677)    (.755)    (.764)    (.811)    (.845)    (.857)    (.893)    (.901)
 From net interest income

 From net realized gain  (.030)    (.004)    --        (.500)    (.190)    (.160)    (.230)    (.390)    (.010)    --

 Total distributions     (.662)    (.627)    (.677)    (1.255)   (.954)    (.971)    (1.075)   (1.247)   (.903)    (.901)

Net asset value,        12.610    12.430    12.300    11.040    13.230    12.720    12.690    12.610    12.800    12.210
end of period

Total return            7.02%     6.39%     17.95%    (7.74)%   11.92%    8.21%     9.62%     8.91%     12.60%    11.93%

Net assets, end of
period                  $ 2,320   $ 1,837   $ 1,801   $ 1,693   $ 2,128   $ 2,075   $ 1,997   $ 1,784   $ 1,738   $ 1,574
(In millions)

Ratio of expenses to   .55%      .56%      .57%      .56%      .56%      .57%      .56%      .57%      .58%      .60%
average net assets

Ratio of net interest
income                   4.92%     5.32%     5.69%     6.21%     5.85%     6.40%     6.72%     6.96%     7.10%     7.48%
to average net assets

Portfolio turnover rate  31%C      53%       50%       48%       53%       47%       44%       58%       71%       47%


   G EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
   I THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results. Spartan Intermediate Municipal Income's fiscal year runs from January 1 through December 31. Spartan Municipal Income's fiscal year runs from December 1 through November 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The
charts on page         present calendar year performance .
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended  Past 1   Past 5   Past 10
December 31, 1997     year     years    years

Spartan Intermediate    8.23%   6.77%   7.61%

Lehman Bros. 1-17 Year Muni. Bond Index   8.14%   n/a   n/a

Lipper Intermediate Muni. Debt Funds Avg.   7.16%   6.12%   7.09%

CUMULATIVE TOTAL RETURNS
Fiscal periods ended  Past 1   Past 5   Past 10
December 31, 1997     year     years    years

Spartan Intermediate   8.23%   38.76%   108.29%

Lehman Bros. 1-17 Year Muni. Bond Index   8.14%   n/a   n/a

Lipper Intermediate Muni. Debt Funds Avg.   7.16%   34.65%   98.63%

AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended  Past 1   Past 5   Past 10
November 30, 1997     year     years    years

Spartan Municipal   7.02%   6.75%   8.48%

Lehman Bros. Muni. Bond Index   7.17%   7.27%   8.58%

Lipper Gen. Muni. Debt Funds Average   6.88%   6.74%   8.24%

CUMULATIVE TOTAL RETURNS
Fiscal periods ended  Past 1   Past 5   Past 10
November 30, 1997     year     years    years

Spartan Municipal   7.02%   38.65%   125.76%

Lehman Bros. Muni. Bond Index   7.17%   42.01%   127.83%

Lipper Gen. Muni. Debt Funds Average   6.88%   38.65%   121.13%

If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been lower.




   UNDERSTANDING
   PERFORMANCE
   YIELD illustrates the income
   earned by a fund over a recent
   period. 30-day yields are
   usually used for bond funds.
   Yields change daily, reflecting
   changes in interest rates.
   TOTAL RETURN reflects both the
   reinvestment of income and
   capital gain distributions and
   any change in a fund's share
   price.
   (checkmark)
EXPLANATION OF TERMS
   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
   SPARTAN MUNICIPAL INCOME 12.22% 11.39% 8.47% 10.18% 8.36% 13.11%
-7.45% 16.18% 4.94% 9.23%
   Lipper General Municipal

   Debt Funds Average 11.53% 9.65% 6.05% 12.09% 8.79% 12.47% -6.50%
16.84% 3.30% 9.11%
   Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 12.22
Row: 2, Col: 1, Value: 11.39
Row: 3, Col: 1, Value: 8.470000000000001
Row: 4, Col: 1, Value: 10.18
Row: 5, Col: 1, Value: 8.360000000000001
Row: 6, Col: 1, Value: 13.11
Row: 7, Col: 1, Value: -7.45
Row: 8, Col: 1, Value: 16.18
Row: 9, Col: 1, Value: 4.94
Row: 10, Col: 1, Value: 9.229999999999999
   (LARGE SOLID BOX) Spartan Municipal
   Income
   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
   SPARTAN INTERMEDIATE

   MUNICIPAL INCOME 8.22% 7.83% 6.97% 11.19% 8.17% 12.24% -4.76%
14.84% 4.43% 8.23%
   Lipper Intermediate Municipal

   Debt Funds Average 7.57% 8.26% 6.59% 10.52% 7.80% 10.18% -3.51%
12.89% 3.70% 7.16%
   Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 8.219999999999999
Row: 2, Col: 1, Value: 7.83
Row: 3, Col: 1, Value: 6.970000000000001
Row: 4, Col: 1, Value: 11.19
Row: 5, Col: 1, Value: 8.17
Row: 6, Col: 1, Value: 12.24
Row: 7, Col: 1, Value: -4.76
Row: 8, Col: 1, Value: 14.84
Row: 9, Col: 1, Value: 4.430000000000001
Row: 10, Col: 1, Value: 8.229999999999999
   (LARGE SOLID BOX) Spartan
   Intermediate
   Municipal Income
   TOTAL RETURN     is the change in value of an investment over a
given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year.
LEHMAN BROTHERS 1-17 YEAR MUNICIPAL BOND INDEX is a total return
performance benchmark for        investment-grade municipal bonds with
maturities between one and 17 years.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper Intermediate Municipal Debt Funds Average and Lipper General Municipal Debt Funds Average for Spartan Intermediate Municipal Income and Spartan Municipal Income, respectively. As of December 31, 1997 and November 30, 1997, the
averages reflected the performance of    140     and    232     mutual
funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Intermediate Municipal Income is a diversified fund of Fidelity School Street Trust, and Spartan Municipal Income is a diversified fund of Fidelity Court Street Trust. Both trusts are open-end management investment companies. Fidelity School Street Trust was organized as a Massachusetts business trust on September 10, 1976. Fidelity Court Street Trust was organized as a Massachusetts business trust on April 21, 1977. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and
handles their business affairs.    Beginning January 1, 1999, FIMM,
located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.
   Norm Lind is Vice President and manager of Spartan Intermediate Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
   George Fischer is Vice President and manager of Spartan Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR    and FIMM    .
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the
rights of municipal securities holders.    The credit quality of many
municipal securities is enhanced by insurance guaranteeing the timely payment of interest and repayment of principal. Due to the relatively small number of municipal insurers, changes in the financial condition of an individual municipal insurance provider may affect the municipal market as a whole.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index which is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund invests. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-17 Year Municipal Bond Index, a benchmark of investment-grade municipal bonds with maturities between one and 17 years. FMR manages the fund to have similar overall interest rate risk to the Index. As of December 31, 1997, the dollar-weighted average
maturity of the fund and the Index was approximately    8.0     and
   8.5 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years.
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME seeks high current income that is free from federal income tax by investing in investment-grade municipal securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Municipal Bond Index, a benchmark of investment-grade municipal bonds with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of November 30, 1997, the dollar-weighted average maturity
of the fund and the Index was approximately    12.6     and
   14.0     years, respectively.
FMR normally invests so that at least 80% of the fund's income is free from federal income tax.
FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Spartan Intermediate Municipal Income invests only in investment-grade securities.
Spartan Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds").
A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff
& Phelps Credit Rating Co., or Fitch    IBCA, Inc.,     or is unrated
but judged by FMR to be of equivalent quality.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direction    from     a benchmark, often making the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, a fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks the highest level of income exempt from federal income tax that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment-grade obligations. The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME seeks to provide a high current yield exempt from federal income tax. The fund will normally invest so that at least 80% of its income is exempt from federal income tax.
With respect to 75% of its total assets, a fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month.
Spartan Intermediate Municipal Income's fee is calculated at an annual rate of 0.10% of the fund's average net assets plus 5% of gross income.
For Spartan Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For November 1997, the group fee rate was 0.1376%. The individual fund fee rate is 0.25% for Spartan Municipal Income.
FMR has voluntarily agreed to limit each fund's total operating expenses to an annual rate of 0.53% of average net assets. These agreements will continue until December 31, 1999.
   The total management fee for Spartan Intermediate Municipal Income for the fiscal year ended December 1997 was 0.38% of the fund's average net assets. The total management fee for Spartan Municipal Income for the fiscal year ended November 1997 was 0.39% of the fund's average net assets.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing the funds' investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by each fund.
For the fiscal year ended December 1997 or November 1997, as applicable, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                                       Transfer Agency and
                                       Pricing and Bookkeeping
                                       Fees Paid by Fund

Spartan Intermediate Municipal Income     0.16    %

Spartan Municipal Income                  0.14    %

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
For the fiscal year ended December 1997 or November 1997, the portfolio turnover rates for Spartan Intermediate Municipal Income and
Spartan Municipal Income were    22    % and    31    %, respectively.
These rates vary from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advantaged     retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . Each fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* 500
MINIMUM BALANCE $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE        .
These minimums may vary for investments through a Fidelity Portfolio Advisory Services account in either fund or a Fidelity Payroll
Deduction Program account in Spartan Intermediate Municipal Income. Refer to the program materials for details.



                    TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)     (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                    FIDELITY FUND                                (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                    ACCOUNT WITH THE SAME REGISTRATION,          ACCOUNT WITH THE SAME REGISTRATION,
                    INCLUDING NAME, ADDRESS, AND                 INCLUDING NAME, ADDRESS, AND
                    TAXPAYER ID NUMBER.                          TAXPAYER ID NUMBER.
                                                                 (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                 FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                                 YOUR FIRST USE TO VERIFY THAT THIS
                                                                 SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                                 MAXIMUM MONEY LINE: UP TO
                                                                 $100,000.





MAIL (MAIL_GRAPHIC)  (SMALL SOLID BULLET)    COMPLETE AND SIGN THE
                     APPLICATION.                                     (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
                        MAKE YOUR CHECK PAYABLE TO THE                COMPLETE NAME OF THE FUND. INDICATE
                        COMPLETE NAME OF THE FUND. MAIL TO            YOUR FUND ACCOUNT NUMBER ON YOUR
                        THE ADDRESS INDICATED ON THE                  CHECK AND MAIL TO THE ADDRESS PRINTED
                        APPLICATION.                                  ON YOUR ACCOUNT STATEMENT.
                                                                      (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                      1-800-544-6666 FOR INSTRUCTIONS.





IN PERSON (HAND_GRAPHIC)  (SMALL SOLID BULLET) BRING YOUR
                          APPLICATION AND CHECK TO A         (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                          FIDELITY INVESTOR CENTER. CALL     CENTER. CALL 1-800-544-9797 FOR THE
                          1-800-544-9797 FOR THE CENTER      CENTER NEAREST YOU.
                          NEAREST YOU.



WIRE (WIRE_GRAPHIC)  (SMALL SOLID BULLET)    CALL 1-800-544-7777 TO SET UP YOUR       (SMALL SOLID BULLET) WIRE TO:
                        ACCOUNT AND TO ARRANGE A WIRE                                 BANKERS TRUST COMPANY,
                        TRANSACTION.                                                  BANK ROUTING #021001033,
                     (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:                    ACCOUNT #00163053.
                     BANKERS TRUST COMPANY,                                           SPECIFY THE COMPLETE NAME OF THE
                     BANK ROUTING #021001033,                                         FUND AND INCLUDE YOUR ACCOUNT
                     ACCOUNT #00163053.                                               NUMBER AND YOUR NAME.
                     SPECIFY THE COMPLETE NAME OF THE
                     FUND AND INCLUDE YOUR NEW ACCOUNT
                     NUMBER AND YOUR NAME.



AUTOMATICALLY (AUTOMATIC_GRAPHIC)  (SMALL SOLID BULLET) NOT AVAILABLE.  (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                        BUILDER. SIGN UP FOR THIS SERVICE
                                                                        WHEN OPENING YOUR ACCOUNT, OR CALL
                                                                        1-800-544-6666 TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form.     Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
     ACCOUNT TYPE  SPECIAL REQUIREMENTS




PHONE 1-800-544-777
(PHONE_GRAPHIC)          ALL ACCOUNT TYPES           (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                                                     (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                     MINIMUM: $10; MAXIMUM: UP TO $100,000.
                                                     (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                     BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                     NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)           INDIVIDUAL, JOINT TENANT,   (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                         SOLE PROPRIETORSHIP,        PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                         UGMA, UTMA                  EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                         TRUST                       (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                     CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                     IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                     TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                         BUSINESS OR ORGANIZATION    (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                     RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                     LETTER.
                                                     (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                     SEAL OR A SIGNATURE GUARANTEE.
                        EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                        CONSERVATOR, GUARDIAN

WIRE (WIRE_GRAPHIC)     ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                                                     USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                     1-800-544-6666. MINIMUM WIRE: $5,000.
                                                     (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                        IN PROPER FORM     BY FIDELITY BEFORE 4:00 P.M.
                                                     EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                     NEXT BUSINESS DAY.



CHECK (CHECK_GRAPHIC)  ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MINIMUM CHECK: $1,000.
                                           (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                           TO RECEIVE A CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$500     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                               APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                               SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$500     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666 FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$500     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in February and December for Spartan Intermediate Municipal Income and in January and December for Spartan Municipal Income.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of a fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
During the fiscal year ended December 1   997,     100% of Spartan
Intermediate Municipal Income's income dividends was free from federal
income tax and    3.13% of the f    und's income dividends were
subject to the federal alternative minimum tax. During the fiscal year
ended November 1997,    100    % of Spartan Municipal Income's income
dividends was free from federal income tax and    14.43% of the
    fund's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT    to suspend the offering of shares
for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received in    proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00% and trading fees of up to
1.50%    of the amount exchanged.     Check each fund's prospectus for
details.
This prospectus is printed on recycled paper using soy-based inks. Fidelity Advisor Municipal Bond Fund
(A Fund of Fidelity Municipal Trust)
Spartan Municipal Income Fund
(A Fund of Fidelity Court Street Trust)
FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
June 8, 1998

This Statement of Additional Information, relates to the proposed reorganization whereby Spartan Municipal Income Fund (Spartan Municipal Income), a fund of Fidelity Court Street Trust, would acquire all of the assets of Fidelity Advisor Municipal Bond Fund (Advisor Municipal Bond), a fund of Fidelity Municipal Trust, and assume all of Advisor Municipal Bond's liabilities in exchange solely for shares of beneficial interest in Spartan Municipal Income.
This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:
 1. The Statement of Additional Information of Spartan Municipal Income dated March 19, 1998, which was previously filed via EDGAR (Accession No. 0000205323-98-000012).
 2. The Prospectus of Class A, Class T and Class B of Advisor Municipal Bond dated October 31, 1997, which was previously filed via EDGAR (Accession No. 0000722574-97-000311).
 3. The Prospectus of Institutional Class of Advisor Municipal Bond dated October 31, 1997, which was previously filed via EDGAR (Accession No. 0000722574-97-000311).
 4. The Prospectus of Fidelity Municipal Bond Fund (Initial Class) of Advisor Municipal Bond dated February 28, 1998, which was previously filed via EDGAR (Accession No. 0000722574-98-000052).
 5. The Statement of Additional Information of Advisor Municipal Bond dated February 28, 1998, which was previously filed via EDGAR (Accession No. 0000722574-98-000052).
 6. Supplement to the Prospectus of Class A, Class T and Class B of Advisor Municipal Bond dated February 4, 1997, which was previously filed via EDGAR (Accession No. 0000722574-98-000033).
 7. Supplement to the Prospectus of Institutional Class of Advisor Municipal Bond dated February 12, 1997, which was previously filed via EDGAR (Accession No. 0000035373-98-000002).
 8. Supplement to the Statement of Additional Informational of Class A, Class T and Class B of Advisor Municipal Bond dated February 4, 1997, which was previously filed via EDGAR (Accession No. 0000722574-98-000022).
 9. The Financial Statements included in the Annual Report of Spartan Municipal Income for the fiscal year ended November 30, 1997, which was previously filed via EDGAR (Accession No. 0000722574-98-000027).
 10. The Financial Statements included in the Annual Reports of Advisor Municipal Bond for the fiscal year ended December 31, 1997, which was previously filed via EDGAR (Accession No. 0000356494-98-000027).
 11. The Pro Forma Financial Statements for Advisor Municipal Bond and Spartan Municipal Income for the period ended November 30, 1997.
This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated June 8, 1998, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.
PART C. OTHER INFORMATION
Item 15. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 16. Exhibits
(1) Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 55.
(2) Bylaws of the Trust are incorporated herein by reference to
Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(3) Not applicable.
(4) Agreement and Plan of Reorganization between Fidelity Municipal
Trust: Fidelity Advisor Municipal Bond Fund and Fidelity Court Street
Trust: Spartan Municipal Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.
(5) ARTICLE VIII of the Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No.55.
(6)(a) Management Contract between Fidelity High Yield Tax-Free Portfolio (currently known as Spartan Municipal Income Fund) and Fidelity Management & Research Company, dated December 1, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 54.
    (b) Management Contract between Spartan Florida Municipal Income Portfolio (currently known as Spartan Florida Municipal Income Fund) and Fidelity Management & Research Company, dated February 20, 1992, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 53.
 (c) Management Contract between Spartan New Jersey Municipal High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Management & Research Company, dated January 1, 1992, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 54.
 (d) Management Contract between Spartan Connecticut Municipal High Yield Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Management & Research Company, dated January 1, 1992, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 55.
(7)(a) General Distribution Agreement between Fidelity High Yield Municipals (currently known as Spartan Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 54.
 (b) General Distribution Agreement between Fidelity New Jersey Tax-Free High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Distributors Corporation, dated August 10, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 54.
 (c) General Distribution Agreement between Fidelity Connecticut Tax-Free Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Distributors Corporation, dated October 15, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 55.
 (d) Amendment to the General Distribution Agreement between Fidelity High Yield Municipals (currently known as Spartan Municipal Income
Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 54.
 (e) Amendment to the General Distribution Agreement between Fidelity New Jersey Tax-Free High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 54.
 (f) Amendment to the General Distribution Agreement between Fidelity Connecticut Municipal High Yield Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 55.
 (g) General Distribution Agreement between Spartan Florida Municipal Income Portfolio (currently known as Spartan Florida Municipal Income
Fund) and Fidelity Distributors Corporation, dated February 20, 1992, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 53.
 (h) Amendments to the General Distribution Agreement between Fidelity Court Street Trust on behalf of Spartan New Jersey Municipal Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 61.
 (i) Amendments to the General Distribution Agreement between Fidelity Court Street Trust on behalf of Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 61.
(8 )(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(9)(a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income Fund (currently known as Spartan Municipal Income Fund) is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 67.
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan New Jersey Municipal Income Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 67.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Connecticut Municipal Income Fund is incorporated herein by reference as Exhibit 15(c) of Post-Effective Amendment No. 67.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Florida Municipal Income Fund is incorporated herein by reference as
Exhibit 15(d) of Post-Effective Amendment No. 67.
(11) Opinion and consent of counsel (K&L) as to the legality of shares being registered is filed herein as Exhibit 11.
(12) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Fidelity Advisor Municipal Bond Fund is filed herein as Exhibit 12.
(13) Not applicable.
(14) Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit
14.
(15) Pro forma Financial Statements for the period ending November 30, 1997, are filed herein as Exhibit 15
(16) Powers of Attorney, dated December 19, 1996, March 6, 1997, and July 17, 1997 are filed herein as Exhibit 16.
(17) Not applicable.
Item 17. Undertakings
 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 23 day of April 1998.
      Fidelity Court Street Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)   (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)  President and Trustee          April 23, 1998

Edward C. Johnson 3d               (Principal Executive Officer)



/s/Richard A. Silver               Treasurer                      April 23, 1998

Richard A. Silver



/s/Robert C. Pozen                 Trustee                        April 23, 1998

Robert C. Pozen



/s/Ralph F. Cox                 *  Trustee                        April 23, 1998

Ralph F. Cox



/s/Phyllis Burke Davis      *      Trustee                        April 23, 1998

Phyllis Burke Davis



/s/Robert M. Gates           **    Trustee                        April 23, 1998

Robert M. Gates



/s/E. Bradley Jones            *   Trustee                        April 23, 1998

E. Bradley Jones



/s/Donald J. Kirk               *  Trustee                        April 23, 1998

Donald J. Kirk



/s/Peter S. Lynch               *  Trustee                        April 23, 1998

Peter S. Lynch



/s/Marvin L. Mann            *     Trustee                        April 23, 1998

Marvin L. Mann



/s/William O. McCoy        *       Trustee                        April 23, 1998

William O. McCoy



/s/Gerald C. McDonough  *          Trustee                        April 23, 1998

Gerald C. McDonough



/s/Thomas R. Williams      *       Trustee                        April 23, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.